Exhibit 99.1

Contact:	Dan Eggers Investor Relations 312-394-2345 Paul Adams Corporate Communications 410-470-4167

EXELON ANNOUNCES FOURTH QUARTER 2016 RESULTS,

PROVIDES 2017 EARNINGS EXPECTATION

CHICAGO (Feb. 8, 2017) — Exelon Corporation (NYSE: EXC) announced fourth quarter 2016 consolidated earnings as follows:

	Full Year		Fourth Quarter
	2016	2015	2016	2015
GAAP Results:
Net Income ($ millions)	$1,134	$2,269	$204	$309
Diluted Earnings per Share	$1.22	$2.54	$0.22	$0.33

Adjusted (non-GAAP) Operating Results:
Net Income ($ millions)	$2,488	$2,227	$410	$347
Diluted Earnings per Share	$2.68	$2.49	$0.44	$0.38

“2016 was a monumental year for Exelon. We made great progress in the ongoing transformation of our company, with a focus on meeting our commitments to stakeholders via the PHI merger and the creation of the ZEC programs in both New York and Illinois that compensate our Nuclear plants for their carbon free attributes,” said Christopher M. Crane, Exelon President and CEO. “In addition, each of our operating companies turned in best-ever performance in a range of key metrics, which would not have been possible without the remarkable contributions of our 34,000 employees that work hard every day to keep the power and gas flowing for our customers.”

Fourth Quarter Operating Results

Exelon’s GAAP Net Income decreased to $0.22 per share in the fourth quarter of 2016 from $0.33 per share in the fourth quarter of 2015. Exelon’s Adjusted (non-GAAP) Operating Earnings increased to $0.44 per share in the fourth quarter of 2016 from $0.38 per share in the fourth quarter of 2015.

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Fourth quarter 2016 operating results include $0.05 per share of Pepco Holdings, LLC (PHI) Adjusted (non-GAAP) Operating Earnings, which was partially offset by incremental debt and equity costs incurred in connection with the merger. Adjusted (non-GAAP) Operating Earnings in the fourth quarter of 2016 also reflect the following favorable factors:

•	Favorable impacts of decreased nuclear outage days at Generation;

•	Favorable weather conditions at ComEd and PECO; and

•	Higher utility earnings due to regulatory rate increases.

These factors were partially offset by:

•	Lower capacity prices at Generation;

•	Lower realized energy prices at Generation; and

•	Increased depreciation and amortization expenses, primarily from an increase in capital expenditures across the operating companies.

Adjusted (non-GAAP) Operating Earnings for the fourth quarter of 2016 do not include the following items (after-tax) that were included in reported GAAP Net Income:

	(in millions)	(per diluted share)
Exelon GAAP Net Income	$204	$0.22
Mark-to-Market Impact of Economic Hedging Activities	(44)	(0.05)
Unrealized Losses Related to Nuclear Decommissioning Trust (NDT) Fund Investments	9	0.01
Amortization of Commodity Contract Intangibles	26	0.03
Merger and Integration Costs	23	0.02
Reassessment of State Deferred Income Taxes	10	0.01
Asset Retirement Obligation	(75)	(0.08)
Merger Commitments	38	0.04
Plant Retirements and Divestitures(1)	94	0.10
Cost Management Program	8	0.01
Curtailment of Generation Growth and Development Activities	57	0.06
Long-Lived Asset Impairments	(1)	—
CENG Noncontrolling Interest	61	0.07

Exelon Adjusted (non-GAAP) Operating Earnings	$410	$0.44

(1)	Includes after-tax $154 million of incremental accelerated depreciation from June 2, 2016 through December 6, 2016, pursuant to the second quarter decision to early retire the Clinton and Quad Cities nuclear generating facilities, which decision was reversed in December 2016.

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Adjusted (non-GAAP) Operating Earnings for the fourth quarter of 2015 do not include the following items (after-tax) that were included in reported GAAP Net Income:

	(in millions)	(per diluted share)
Exelon GAAP Net Income	$309	$0.33
Unrealized Gains Related to NDT Fund Investments	(51)	(0.05)
Amortization of Commodity Contract Intangibles	10	0.01
Merger and Integration Costs	9	0.01
Long-Lived Asset Impairments	6	0.01
Reassessment of State Deferred Income Taxes	41	0.05
Reduction in State Income Tax Reserve	(10)	(0.01)
PHI Merger Related Redeemable Debt Exchange	13	0.01
CENG Noncontrolling Interest	20	0.02

Exelon Adjusted (non-GAAP) Operating Earnings	$347	$0.38

2017 Earnings Outlook

Exelon introduced a guidance range for 2017 Adjusted (non-GAAP) Operating Earnings of $2.50 to $2.80 per share. Operating Earnings guidance is based on the assumption of normal weather, which is determined based on historical average heating and cooling degree days for a 30-year period in the respective utilities’ service territories, except at PHI, where a 20-year period is used.

The outlook for 2017 Adjusted (non-GAAP) Operating Earnings for Exelon and its subsidiaries excludes the following items:

•	Mark-to-market adjustments from economic hedging activities;

•	Unrealized gains and losses from NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements;

•	Certain costs incurred related to the PHI acquisition and pending acquisition of the James A. FitzPatrick Nuclear Power Plant;

•	Certain costs incurred to achieve cost management program savings;

•	Other unusual items; and

•	One-time impacts of adopting new accounting standards.

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Fourth Quarter and Recent Highlights

•	Reversal of Decision to Early Retire Clinton and Quad Cities Nuclear Facilities: On Dec. 7, 2016, the Future Energy Jobs Act was signed into law by the Governor of Illinois and included a Zero Emission Standard (ZES) providing compensation in the form of a Zero Emission Credit (ZEC). The Illinois ZES will have a 10-year duration extending from June 1, 2017, through May 31, 2027. With the passage of the Illinois ZES, Generation has reversed its decision to permanently cease generation operations at the Clinton and Quad Cities nuclear generating plants, subject to prevailing over any potential administrative or legal challenges. Pursuant to this development, in December 2016 Exelon and Generation reversed approximately $120 million of the one-time charges initially recorded in June 2016 associated with the early retirements, primarily for employee-related costs and a materials and supplies inventory reserve adjustment, and adjusted the expected economic useful life for both facilities to 2027 for Clinton, commensurate with the end of the Illinois ZES, and to 2032 for Quad Cities, the end of its operating license.

•	Nuclear Operations: Generation’s nuclear fleet, including its owned output from the Salem Generating Station and 100 percent of the Constellation Energy Group (CENG) units, produced 44,834 gigawatt-hours (GWh) in the fourth quarter of 2016, compared with 43,832 GWh in the fourth quarter of 2015. Excluding Salem, the Exelon-operated nuclear plants at ownership achieved a 94.2 percent capacity factor for the fourth quarter of 2016, compared with 93.3 percent for the fourth quarter of 2015. The number of planned refueling outage days totaled 71 in the fourth quarter of 2016, compared with 103 in the fourth quarter of 2015. There were 32 non-refueling outage days in the fourth quarter of 2016, compared with 21 days in the fourth quarter of 2015.

•	Fossil and Renewable Operations: The Dispatch Match rate for Generation’s gas and hydro fleet was 99.7 percent in the fourth quarter of 2016, compared with 97.3 percent in the fourth quarter of 2015. Energy Capture for the wind and solar fleet was 95.7 percent in the fourth quarter of 2016, compared with 95.3 percent in the fourth quarter of 2015.

•	ComEd Electric Distribution Rate Case: On Dec. 6, 2016, the Illinois Commerce Commission issued its final order approving ComEd’s 2016 annual distribution formula rate update. The final order resulted in an increase to the revenue requirement of $127 million. The increase was set using an allowed return on capital of 6.69 percent (inclusive of an allowed ROE of 8.64 percent for 2016 less a reliability performance metric penalty of 5 basis points for the 2015 reconciliation). The rates took effect in January 2017.

•	Pepco Maryland Electric Distribution Rate Case: On Nov. 15, 2016, the Maryland Public Service Commission approved an electric rate increase of $53 million based on an allowed ROE of 9.55 percent. The approved electric delivery rates became effective for services rendered on or after Nov. 15, 2016.

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•	Settlement of Baltimore City Conduit Fee Dispute: On Nov. 30, 2016, the Baltimore City Board of Estimates approved a favorable settlement agreement entered into between BGE and the City of Baltimore to resolve certain disputes and pending litigation related to BGE’s use of the city-owned underground conduit system, resulting in a credit to expense in the fourth quarter.

•	Financing Activities: On Dec. 12, 2016, DPL issued $175 million aggregate principal amount of its 4.15 percent First Mortgage Bonds, due May 15, 2045. The proceeds of the sale of the bonds were used by DPL to refinance maturing mortgage bonds, repay commercial paper and for general corporate purposes.

•	Hedging Update: Exelon’s hedging program involves the hedging of commodity risk for Exelon’s expected generation, typically on a ratable basis over a three-year period. Expected generation is the volume of energy that best represents our commodity position in energy markets from owned or contracted generating facilities upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. The proportion of expected generation hedged as of Dec. 31, 2016, was 91 percent to 94 percent for 2017, 56 percent to 59 percent for 2018, and 28 percent to 31 percent for 2019. The primary objective of Exelon’s hedging program is to manage market risks and protect the value of its generation and its investment-grade balance sheet, while preserving its ability to participate in improving long-term market fundamentals.

Operating Company Results

ComEd consists of electricity transmission and distribution operations in northern Illinois.

ComEd’s fourth quarter 2016 GAAP Net Income was $80 million, compared with net income of $87 million in the fourth quarter of 2015. Adjusted (non-GAAP) Operating Earnings for the fourth quarter of 2016 do not include merger and integration costs that were included in reported GAAP earnings. A reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Net Income is presented in the table below:

($ millions)	4Q16	4Q15
ComEd GAAP Net Income	$80	$87
Merger and Integration Costs	1	—

ComEd Adjusted (non-GAAP) Operating Earnings	$81	$87

ComEd’s Adjusted (non-GAAP) Operating Earnings in the fourth quarter of 2016 decreased $6 million compared with the same quarter in 2015, primarily due to the impacts of certain one-time ordered and proposed adjustments to ComEd’s 2015 and 2016 electric distribution formula revenues.

For the fourth quarter of 2016, heating degree-days in the ComEd service territory were up 18.6 percent relative to the same period in 2015 and 11.2 percent below normal. Total retail electric deliveries increased 3.3 percent in the fourth quarter of 2016 compared with the same period in 2015.

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Weather-normalized retail electric deliveries remained relatively consistent in the fourth quarter of 2016 relative to 2015.

PECO consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania.

PECO’s fourth quarter 2016 GAAP Net Income was $92 million, compared with $79 million in the fourth quarter of 2015. Adjusted (non-GAAP) Operating Earnings for the fourth quarter of 2016 do not include merger and integration costs and cost management program costs that were included in reported GAAP earnings. A reconciliation of GAAP Net Income to Adjusted (non-GAAP) Operating Earnings is presented in the table below:

($ millions)	4Q16	4Q15
PECO GAAP Net Income	$92	$79
Merger and Integration Costs	1	—
Cost Management Program	1	—

PECO Adjusted (non-GAAP) Operating Earnings	$94	$79

PECO’s Adjusted (non-GAAP) Operating Earnings in the fourth quarter of 2016 increased $15 million from the same quarter in 2015, primarily due to favorable weather and increased electric distribution revenue pursuant to increased rates effective January 2016, partially offset by an increase in uncollectible accounts expense.

For the fourth quarter of 2016, heating degree-days in the PECO service territory were up 45.3 percent relative to the same period in 2015 and were 12.7 percent below normal. Cooling degree-days were up 100.0 percent from prior year and 82.6 percent above normal. Total retail electric deliveries were up 4.6 percent compared with the fourth quarter of 2015. Natural gas deliveries (including both retail and transportation components) in the fourth quarter of 2016 were up 26.1 percent compared with the same period in 2015.

Weather-normalized retail electric deliveries decreased 1.3 percent in the fourth quarter of 2016 compared with the same period in 2015, while gas deliveries remained relatively consistent.

BGE consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland.

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BGE’s fourth quarter 2016 GAAP Net Income was $103 million, compared with $74 million in the fourth quarter of 2015. Adjusted (non-GAAP) Operating Earnings for the fourth quarter of 2016 do not include merger and integration costs and cost management program costs that were included in reported GAAP earnings. A reconciliation of GAAP Net Income to Adjusted (non-GAAP) Operating Earnings is presented in the table below:

($ millions)	4Q16	4Q15
BGE GAAP Net Income	$103	$74
Merger and Integration Costs	1	—
Cost Management Program	1	—

BGE Adjusted (non-GAAP) Operating Earnings	$105	$74

BGE’s Adjusted (non-GAAP) Operating Earnings in the fourth quarter of 2016 increased $31 million from the same quarter in 2015, primarily due to increased distribution revenue pursuant to increased rates effective June 2016, decreased uncollectible accounts expense and the settlement of the Baltimore City conduit fee dispute, partially offset by increased amortization due to the initiation of cost recovery of the AMI programs. Due to revenue decoupling, BGE is not affected by actual weather with the exception of major storms.

PHI consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.

PHI’s fourth quarter 2016 GAAP Net Income was $30 million. Adjusted (non-GAAP) Operating Earnings for the fourth quarter of 2016 do not include merger and integration costs and merger commitments that were included in reported GAAP Net Income. A reconciliation of GAAP Net Income to Adjusted (non-GAAP) Operating Earnings is presented in the table below:

($ millions)	4Q16
PHI GAAP Net Income	$30
Merger and Integration Costs	4
Merger Commitments	8

PHI Adjusted (non-GAAP) Operating Earnings	$42

PHI’s Adjusted (non-GAAP) Operating Earnings in the fourth quarter of 2016 includes the impact from approved rate case orders in 2016.

Generation consists of owned and contracted electric generating facilities and wholesale and retail customer supply of electric and natural gas products and services, including renewable energy products and risk management services.

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Generation’s fourth quarter 2016 GAAP Net Loss was $41 million, compared with Net Income of $154 million in the fourth quarter of 2015. Adjusted (non-GAAP) Operating Earnings for the fourth quarter of 2016 and 2015 do not include various items (after- tax) that were included in reported GAAP earnings. A reconciliation of GAAP Net (Loss) Income to Adjusted (non-GAAP) Operating Earnings is presented in the table below:

($ millions)	4Q16	4Q15
Generation GAAP Net (Loss) Income	$(41)	$154
Mark-to-Market Impact of Economic Hedging Activities	(44)	—
Unrealized Losses (Gains) Related to NDT Fund Investments	9	(51)
Amortization of Commodity Contract Intangibles	26	10
Merger and Integration Costs	15	2
Reassessment of State Deferred Income Taxes	14	11
Asset Retirement Obligation	(75)	—
Merger Commitments	40	—
Plant Retirements and Divestitures(1)	94	—
Cost Management Program	6	—
Curtailment of Generation Growth and Development Activities	57	—
Long-Lived Asset Impairments	—	6
Reduction in State Income Tax Reserve	—	(10)
CENG Noncontrolling Interest	61	20

Generation Adjusted (non-GAAP) Operating Earnings	$162	$142

(1)	Includes after-tax $154 million of incremental accelerated depreciation from June 2, 2016 through December 6, 2016, pursuant to the second quarter decision to early retire the Clinton and Quad Cities nuclear generating facilities, which decision was reversed in December 2016.

Generation’s Adjusted (non-GAAP) Operating Earnings in the fourth quarter of 2016 increased $20 million compared with the same quarter in 2015, primarily due to decreased nuclear outage days, the impacts of Generation’s gas portfolio, the impact of the Ginna Reliability Support Services Agreement and the inclusion of ConEdison Solutions results in 2016, partially offset by lower realized energy prices, decreased capacity prices and increased depreciation expense.

Non-GAAP Financial Measures

In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP) Operating Earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) Operating Earnings exclude certain costs, expenses, gains and losses and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. Adjusted (non-GAAP) Operating Earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. The Company has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) Operating Earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of adjusted

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(non-GAAP) Operating Earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: www.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on February 8, 2017.

Cautionary Statements Regarding Forward-Looking Information

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC (PHI), Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; (2) PHI’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 16; (3) Exelon’s Third Quarter 2016 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18 and (4) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.

# # #

Exelon Corporation (NYSE: EXC) is a Fortune 100 energy company with the largest number of utility customers in the U.S. Exelon does business in 48 states, the District of Columbia and Canada and had 2016 revenue of $31.4 billion. Exelon’s six utilities deliver electricity and natural gas to approximately 10 million customers in Delaware, the District of Columbia, Illinois, Maryland, New Jersey and Pennsylvania through its Atlantic City Electric, BGE, ComEd, Delmarva Power, PECO and Pepco subsidiaries. Exelon is one of the largest competitive U.S. power generators, with more than 32,700 megawatts of nuclear, gas, wind, solar and hydroelectric generating capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to approximately 2.5 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Follow Exelon on Twitter @Exelon.

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Earnings Release Attachments

Consolidating Statements of Operations - Three Months Ended December 31, 2016 and 2015	1

Consolidating Statements of Operations - Twelve Months Ended December 31, 2016 and 2015	2

Business Segment Comparative Statements of Operations - Generation and ComEd - Three and Twelve Months Ended December 31, 2016 and 2015	3

Business Segment Comparative Statements of Operations - PECO and BGE - Three and Twelve Months Ended December 31, 2016 and 2015	4

Business Segment Comparative Statements of Operations - PHI and Other - Three and Twelve Months Ended December 31, 2016 and 2015	5

Consolidated Balance Sheets - December 31, 2016 and 2015	6

Consolidated Statements of Cash Flows - Twelve Months Ended December 31, 2016 and 2015	7

Reconciliation of GAAP Consolidated Statements of Operations to Adjusted (non-GAAP) Operating Earnings - Exelon - Three Months Ended December 31, 2016 and 2015	8

Reconciliation of GAAP Consolidated Statements of Operations to Adjusted (non-GAAP) Operating Earnings - Exelon - Twelve Months Ended December 31, 2016 and 2015	10

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Earnings By Business Segment - Three Months Ended December 31, 2016 and 2015	12

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Earnings By Business Segment - Twelve Months Ended December 31, 2016 and 2015	14

Reconciliation of GAAP Consolidated Statements of Operations to Adjusted (non-GAAP) Operating Earnings - Generation - Three and Twelve Months Ended December 31, 2016 and 2015	16

Reconciliation of GAAP Consolidated Statements of Operations to Adjusted (non-GAAP) Operating Earnings - ComEd - Three and Twelve Months Ended December 31, 2016 and 2015	18

Reconciliation of GAAP Consolidated Statements of Operations to Adjusted (non-GAAP) Operating Earnings - PECO - Three and Twelve Months Ended December 31, 2016 and 2015	19

Reconciliation of GAAP Consolidated Statements of Operations to Adjusted (non-GAAP) Operating Earnings - BGE - Three and Twelve Months Ended December 31, 2016 and 2015	20

Reconciliation of GAAP Consolidated Statements of Operations to Adjusted (non-GAAP) Operating Earnings - PHI - Three and Twelve Months Ended December 31, 2016 and 2015	21

Reconciliation of GAAP Consolidated Statements of Operations to Adjusted (non-GAAP) Operating Earnings - Other - Three and Twelve Months Ended December 31, 2016 and 2015	22

Exelon Generation Statistics - Three Months Ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015	24

Exelon Generation Statistics - Twelve Months Ended December 31, 2016 and 2015	25

ComEd Statistics - Three and Twelve Months Ended December 31, 2016 and 2015	26

PECO Statistics - Three and Twelve Months Ended December 31, 2016 and 2015	27

BGE Statistics - Three and Twelve Months Ended December 31, 2016 and 2015	29

Pepco Statistics - Three and Twelve Months Ended December 31, 2016 and 2015	31

DPL Statistics - Three and Twelve Months Ended December 31, 2016 and 2015	32

ACE Statistics - Three and Twelve Months Ended December 31, 2016 and 2015	34

EXELON CORPORATION

Consolidating Statements of Operations

(unaudited)

(in millions)

	Three Months Ended December 31, 2016
	Generation	ComEd	PECO	BGE	PHI (a)	Other (b)	Exelon Consolidated
Operating revenues	$4,388	$1,223	$701	$812	$1,078	$(327)	$7,875
Operating expenses
Purchased power and fuel	2,221	317	238	300	410	(308)	3,178
Operating and maintenance	1,308	417	206	149	310	(19)	2,371
Depreciation and amortization	550	201	69	115	160	20	1,115
Taxes other than income	126	71	38	58	107	8	408

Total operating expenses	4,205	1,006	551	622	987	(299)	7,072
Gain (Loss) on sales of assets	(89)	—	—	—	(1)	1	(89)

Operating income (loss)	94	217	150	190	90	(27)	714

Other income and (deductions)
Interest expense, net	(92)	(87)	(31)	(27)	(61)	(58)	(356)
Other, net	6	8	2	5	13	(1)	33

Total other income and (deductions)	(86)	(79)	(29)	(22)	(48)	(59)	(323)

Income (loss) before income taxes	8	138	121	168	42	(86)	391
Income taxes	(3)	58	29	65	12	(25)	136
Equity in (losses) earnings of unconsolidated affiliates	(9)	—	—	—	—	1	(8)

Net income (loss)	2	80	92	103	30	(60)	247
Net income attributable to noncontrolling interests	43	—	—	—	—	—	43

Net (loss) income attributable to common shareholders	$(41)	$80	$92	$103	$30	$(60)	$204

	Three Months Ended December 31, 2015
	Generation	ComEd	PECO	BGE	PHI (a)	Other (b)	Exelon Consolidated
Operating revenues	$4,294	$1,196	$645	$746	$—	$(179)	$6,702
Operating expenses
Purchased power and fuel	2,220	327	236	268	—	(177)	2,874
Operating and maintenance	1,447	402	184	185	—	(14)	2,204
Depreciation and amortization	280	179	62	94	—	18	633
Taxes other than income	121	72	36	55	—	8	292

Total operating expenses	4,068	980	518	602	—	(165)	6,003
Gain on sales of assets	4	1	1	—	—	2	8

Operating income (loss)	230	217	128	144	—	(12)	707

Other income and (deductions)
Interest expense, net	(96)	(83)	(30)	(24)	—	(45)	(278)
Other, net	135	7	2	5	—	(15)	134

Total other income and (deductions)	39	(76)	(28)	(19)	—	(60)	(144)

Income (loss) before income taxes	269	141	100	125	—	(72)	563
Income taxes	131	54	21	48	—	14	268
Equity in (losses) earnings of unconsolidated affiliates	(5)	—	—	—	—	1	(4)

Net income (loss)	133	87	79	77	—	(85)	291
Net (loss) income attributable to noncontrolling interests and preference stock dividends	(21)	—	—	3	—	—	(18)

Net income (loss) attributable to common shareholders	$154	$87	$79	$74	$—	$(85)	$309

(a)	PHI includes the consolidated results of Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company from October 1, 2016 to December 31, 2016.
(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

EXELON CORPORATION

Consolidating Statements of Operations

(unaudited)

(in millions)

	Twelve Months Ended December 31, 2016
	Generation	ComEd	PECO	BGE	PHI (a)	Other (b)	Exelon Consolidated
Operating revenues	$17,751	$5,254	$2,994	$3,233	$3,643	$(1,515)	$31,360
Operating expenses
Purchased power and fuel	8,830	1,458	1,047	1,294	1,447	(1,436)	12,640
Operating and maintenance	5,641	1,530	811	737	1,233	96	10,048
Depreciation and amortization	1,879	775	270	423	515	74	3,936
Taxes other than income	506	293	164	229	354	30	1,576

Total operating expenses	16,856	4,056	2,292	2,683	3,549	(1,236)	28,200
Gain (Loss) on sales of assets	(59)	7	—	—	(1)	5	(48)

Operating income (loss)	836	1,205	702	550	93	(274)	3,112

Other income and (deductions)
Interest expense, net	(364)	(461)	(123)	(103)	(195)	(290)	(1,536)
Other, net	401	(65)	8	21	44	4	413

Total other income and (deductions)	37	(526)	(115)	(82)	(151)	(286)	(1,123)

Income (loss) before income taxes	873	679	587	468	(58)	(560)	1,989
Income taxes	290	301	149	174	3	(156)	761
Equity in (losses) earnings of unconsolidated affiliates	(25)	—	—	—	—	1	(24)

Net income (loss)	558	378	438	294	(61)	(403)	1,204
Net income attributable to noncontrolling interests and preference stock dividends	62	—	—	8	—	—	70

Net income (loss) attributable to common shareholders	$496	$378	$438	$286	$(61)	$(403)	$1,134

	Twelve Months Ended December 31, 2015
	Generation	ComEd	PECO	BGE	PHI (a)	Other (b)	Exelon Consolidated
Operating revenues	$19,135	$4,905	$3,032	$3,135	$—	$(760)	$29,447
Operating expenses
Purchased power and fuel	10,021	1,319	1,190	1,305	—	(751)	13,084
Operating and maintenance	5,308	1,567	794	683	—	(30)	8,322
Depreciation and amortization	1,054	707	260	366	—	63	2,450
Taxes other than income	489	296	160	224	—	31	1,200

Total operating expenses	16,872	3,889	2,404	2,578	—	(687)	25,056
Gain on sales of assets	12	1	2	1	—	2	18

Operating income (loss)	2,275	1,017	630	558	—	(71)	4,409

Other income and (deductions)
Interest expense, net	(365)	(332)	(114)	(99)	—	(123)	(1,033)
Other, net	(60)	21	5	18	—	(30)	(46)

Total other income and (deductions)	(425)	(311)	(109)	(81)	—	(153)	(1,079)

Income (loss) before income taxes	1,850	706	521	477	—	(224)	3,330
Income taxes	502	280	143	189	—	(41)	1,073
Equity in (losses) earnings of unconsolidated affiliates	(8)	—	—	—	—	1	(7)

Net income (loss)	1,340	426	378	288	—	(182)	2,250
Net (loss) income attributable to noncontrolling interests and preference stock dividends	(32)	—	—	13	—	—	(19)

Net income (loss) attributable to common shareholders	$1,372	$426	$378	$275	$—	$(182)	$2,269

(a)	PHI includes the consolidated results of Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company from March 24, 2016 to December 31, 2016.
(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

EXELON CORPORATION

Business Segment Comparative Statements of Operations

(unaudited)

(in millions)

	Generation
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	Variance	2016	2015	Variance
Operating revenues	$4,388	$4,294	$94	$17,751	$19,135	$(1,384)
Operating expenses
Purchased power and fuel	2,221	2,220	1	8,830	10,021	(1,191)
Operating and maintenance	1,308	1,447	(139)	5,641	5,308	333
Depreciation and amortization	550	280	270	1,879	1,054	825
Taxes other than income	126	121	5	506	489	17

Total operating expenses	4,205	4,068	137	16,856	16,872	(16)
Gain (Loss) on sales of assets	(89)	4	(93)	(59)	12	(71)

Operating income	94	230	(136)	836	2,275	(1,439)

Other income and (deductions)
Interest expense, net	(92)	(96)	4	(364)	(365)	1
Other, net	6	135	(129)	401	(60)	461

Total other income and (deductions)	(86)	39	(125)	37	(425)	462

Income before income taxes	8	269	(261)	873	1,850	(977)
Income taxes	(3)	131	(134)	290	502	(212)
Equity in losses of unconsolidated affiliates	(9)	(5)	(4)	(25)	(8)	(17)

Net income	2	133	(131)	558	1,340	(782)
Net income (loss) attributable to noncontrolling interests	43	(21)	64	62	(32)	94

Net (loss) income attributable to membership interest	$(41)	$154	$(195)	$496	$1,372	$(876)

	ComEd
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	Variance	2016	2015	Variance
Operating revenues	$1,223	$1,196	$27	$5,254	$4,905	$349
Operating expenses
Purchased power	317	327	(10)	1,458	1,319	139
Operating and maintenance	417	402	15	1,530	1,567	(37)
Depreciation and amortization	201	179	22	775	707	68
Taxes other than income	71	72	(1)	293	296	(3)

Total operating expenses	1,006	980	26	4,056	3,889	167
Gain on sales of assets	—	1	(1)	7	1	6

Operating income	217	217	—	1,205	1,017	188

Other income and (deductions)
Interest expense, net	(87)	(83)	(4)	(461)	(332)	(129)
Other, net	8	7	1	(65)	21	(86)

Total other income and (deductions)	(79)	(76)	(3)	(526)	(311)	(215)

Income before income taxes	138	141	(3)	679	706	(27)
Income taxes	58	54	4	301	280	21

Net income	$80	$87	$(7)	$378	$426	$(48)

EXELON CORPORATION

Business Segment Comparative Statements of Operations

(unaudited)

(in millions)

	PECO
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	Variance	2016	2015	Variance
Operating revenues	$701	$645	$56	$2,994	$3,032	$(38)
Operating expenses
Purchased power and fuel	238	236	2	1,047	1,190	(143)
Operating and maintenance	206	184	22	811	794	17
Depreciation and amortization	69	62	7	270	260	10
Taxes other than income	38	36	2	164	160	4

Total operating expenses	551	518	33	2,292	2,404	(112)
Gain on sales of assets	—	1	(1)	—	2	(2)

Operating income	150	128	22	702	630	72

Other income and (deductions)
Interest expense, net	(31)	(30)	(1)	(123)	(114)	(9)
Other, net	2	2	—	8	5	3

Total other income and (deductions)	(29)	(28)	(1)	(115)	(109)	(6)

Income before income taxes	121	100	21	587	521	66
Income taxes	29	21	8	149	143	6

Net income attributable to common shareholder	$92	$79	$13	$438	$378	$60

	BGE
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	Variance	2016	2015	Variance
Operating revenues	$812	$746	$66	$3,233	$3,135	$98
Operating expenses
Purchased power and fuel	300	268	32	1,294	1,305	(11)
Operating and maintenance	149	185	(36)	737	683	54
Depreciation and amortization	115	94	21	423	366	57
Taxes other than income	58	55	3	229	224	5

Total operating expenses	622	602	20	2,683	2,578	105
Gain on sales of assets	—	—	—	—	1	(1)

Operating income	190	144	46	550	558	(8)

Other income and (deductions)
Interest expense, net	(27)	(24)	(3)	(103)	(99)	(4)
Other, net	5	5	—	21	18	3

Total other income and (deductions)	(22)	(19)	(3)	(82)	(81)	(1)

Income before income taxes	168	125	43	468	477	(9)
Income taxes	65	48	17	174	189	(15)

Net income	103	77	26	294	288	6
Preference stock dividends	—	3	(3)	8	13	(5)

Net income attributable to common shareholders	$103	$74	$29	$286	$275	$11

EXELON CORPORATION

Business Segment Comparative Statements of Operations

(unaudited)

(in millions)

	PHI (a)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	Variance	2016	2015	Variance
Operating revenues	$1,078	$—	$1,078	$3,643	$—	$3,643
Operating expenses
Purchased power and fuel	410	—	410	1,447	—	1,447
Operating and maintenance	310	—	310	1,233	—	1,233
Depreciation and amortization	160	—	160	515	—	515
Taxes other than income	107	—	107	354	—	354

Total operating expenses	987	—	987	3,549	—	3,549
Loss on sales of assets	(1)	—	(1)	(1)	—	(1)

Operating income	90	—	90	93	—	93

Other income and (deductions)
Interest expense, net	(61)	—	(61)	(195)	—	(195)
Other, net	13	—	13	44	—	44

Total other income and (deductions)	(48)	—	(48)	(151)	—	(151)

Income (loss) before income taxes	42	—	42	(58)	—	(58)
Income taxes	12	—	12	3	—	3

Net income (loss) attributable to common shareholders	$30	$—	$30	$(61)	$—	$(61)

	Other (b)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	Variance	2016	2015	Variance
Operating revenues	$(327)	$(179)	$(148)	$(1,515)	$(760)	$(755)
Operating expenses
Purchased power and fuel	(308)	(177)	(131)	(1,436)	(751)	(685)
Operating and maintenance	(19)	(14)	(5)	96	(30)	126
Depreciation and amortization	20	18	2	74	63	11
Taxes other than income	8	8	—	30	31	(1)

Total operating expenses	(299)	(165)	(134)	(1,236)	(687)	(549)
Gain on sales of assets	1	2	(1)	5	2	3

Operating loss	(27)	(12)	(15)	(274)	(71)	(203)

Other income and (deductions)
Interest expense, net	(58)	(45)	(13)	(290)	(123)	(167)
Other, net	(1)	(15)	14	4	(30)	34

Total other income and (deductions)	(59)	(60)	1	(286)	(153)	(133)

Loss before income taxes	(86)	(72)	(14)	(560)	(224)	(336)
Income taxes	(25)	14	(39)	(156)	(41)	(115)
Equity in earnings of unconsolidated affiliates	1	1	—	1	1	—

Net loss attributable to common shareholders	$(60)	$(85)	$25	$(403)	$(182)	$(221)

(a)	PHI includes the consolidated results of Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company from March 24, 2016 to December 31, 2016 for twelve months ended and October 1, 2016 to December 31, 2016 for three months ended. Exelon did not own PHI in 2015.
(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

EXELON CORPORATION

Consolidated Balance Sheets

(in millions)

	December 31, 2016	December 31, 2015
Assets	(unaudited)
Current assets
Cash and cash equivalents	$635	$6,502
Restricted cash and cash equivalents	253	205
Deposit with IRS	1,250	—
Accounts receivable, net
Customer	4,158	3,187
Other	1,201	912
Mark-to-market derivative assets	917	1,365
Unamortized energy contract assets	88	86
Inventories, net
Fossil fuel	364	462
Materials and supplies	1,274	1,104
Regulatory assets	1,342	759
Other	930	752

Total current assets	12,412	15,334

Property, plant and equipment, net	71,555	57,439
Deferred debits and other assets
Regulatory assets	10,046	6,065
Nuclear decommissioning trust funds	11,061	10,342
Investments	629	639
Goodwill	6,677	2,672
Mark-to-market derivative assets	492	758
Unamortized energy contracts assets	447	484
Pledged assets for Zion Station decommissioning	113	206
Other	1,472	1,445

Total deferred debits and other assets	30,937	22,611

Total assets	$114,904	$95,384

Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$1,267	$533
Long-term debt due within one year	2,430	1,500
Accounts payable	3,441	2,883
Accrued expenses	3,460	2,376
Payables to affiliates	8	8
Regulatory liabilities	602	369
Mark-to-market derivative liabilities	282	205
Unamortized energy contract liabilities	407	100
Renewable energy credit obligation	428	302
PHI Merger related obligation	151	—
Other	981	842

Total current liabilities	13,457	9,118

Long-term debt	31,575	23,645
Long-term debt to financing trusts	641	641
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	18,138	13,776
Asset retirement obligations	9,111	8,585
Pension obligations	4,248	3,385
Non-pension postretirement benefit obligations	1,848	1,618
Spent nuclear fuel obligation	1,024	1,021
Regulatory liabilities	4,187	4,201
Mark-to-market derivative liabilities	392	374
Unamortized energy contract liabilities	830	117
Payable for Zion Station decommissioning	14	90
Other	1,827	1,491

Total deferred credits and other liabilities	41,619	34,658

Total liabilities	87,292	68,062

Commitments and contingencies
Contingently redeemable noncontrolling interest	—	28
Shareholders’ equity
Common stock	18,794	18,676
Treasury stock, at cost	(2,327)	(2,327)
Retained earnings	12,030	12,068
Accumulated other comprehensive loss, net	(2,660)	(2,624)

Total shareholders’ equity	25,837	25,793
BGE preference stock not subject to mandatory redemption	—	193
Noncontrolling interests	1,775	1,308

Total equity	27,612	27,294

Total liabilities and shareholders’ equity	$114,904	$95,384

EXELON CORPORATION

Consolidated Statements of Cash Flows

(unaudited)

(in millions)

	Twelve Months Ended December 31,
	2016	2015
Cash flows from operating activities
Net income	$1,204	$2,250
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion, including nuclear fuel and energy contract amortization	5,576	3,987
Impairments of long-lived assets	306	36
(Gain) Loss on sales of assets	48	(18)
Deferred income taxes and amortization of investment tax credits	664	752
Net fair value changes related to derivatives	24	(367)
Net realized and unrealized (gains) losses on nuclear decommissioning trust fund investments	(229)	131
Other non-cash operating activities	1,333	1,109
Changes in assets and liabilities:
Accounts receivable	(432)	240
Inventories	7	4
Accounts payable and accrued expenses	771	(121)
Option premiums (paid) received, net	(66)	58
Collateral received, net	931	347
Income taxes	576	97
Pension and non-pension postretirement benefit contributions	(397)	(502)
Deposit with IRS	(1,250)	—
Other assets and liabilities	(632)	(387)

Net cash flows provided by operating activities	8,434	7,616

Cash flows from investing activities
Capital expenditures	(8,565)	(7,624)
Proceeds from termination of direct financing lease investment	360	—
Proceeds from nuclear decommissioning trust fund sales	9,496	6,895
Investment in nuclear decommissioning trust funds	(9,738)	(7,147)
Acquisitions of businesses, net	(6,934)	(40)
Proceeds from sales of long-lived assets	61	147
Change in restricted cash	(42)	66
Other investing activities	(130)	(119)

Net cash flows used in investing activities	(15,492)	(7,822)

Cash flows from financing activities
Changes in short-term borrowings	(353)	80
Proceeds from short-term borrowings with maturities greater than 90 days	240	—
Repayments on short-term borrowings with maturities greater than 90 days	(462)	—
Issuance of long-term debt	4,716	6,709
Retirement of long-term debt	(1,936)	(2,687)
Issuance of common stock	—	1,868
Redemption of preference stock	(190)	—
Distributions to noncontrolling interests of consolidated VIE	—	—
Dividends paid on common stock	(1,166)	(1,105)
Proceeds from employee stock plans	55	32
Sale of noncontrolling interest	372	—

Other financing activities	(85)	(67)

Net cash flows provided by financing activities	1,191	4,830

(Decrease) Increase in cash and cash equivalents	(5,867)	4,624
Cash and cash equivalents at beginning of period	6,502	1,878

Cash and cash equivalents at end of period	$635	$6,502

EXELON CORPORATION

Reconciliation of GAAP Consolidated Statements of Operations

to Adjusted (non-GAAP) Operating Earnings

(unaudited)

(in millions, except per share data)

	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$7,875	$177	(b),(d)	$8,052	$6,702	$(20)	(b),(d)	$6,682
Operating expenses
Purchased power and fuel	3,178	184	(b),(d),(i)	3,362	2,874	(33)	(b),(d)	2,841
Operating and maintenance	2,371	107	(e),(g),(h), (i),(j),(k)	2,478	2,204	(24)	(e),(l)	2,180
Depreciation and amortization	1,115	(251)	(i)	864	633	—		633
Taxes other than income	408	—		408	292	—		292

Total operating expenses	7,072	40		7,112	6,003	(57)		5,946
Gain (Loss) on sales of assets	(89)	89		—	8	—		8

Operating income	714	226		940	707	37		744

Other income and (deductions)
Interest expense, net	(356)	—		(356)	(278)	—		(278)
Other, net	33	37	(c),(i),(k)	70	134	(73)	(c),(n)	61

Total other income and (deductions)	(323)	37		(286)	(144)	(73)		(217)

Income before income taxes	391	263		654	563	(36)		527
Income taxes	136	118	(b),(c),(d), (e),(f),(g), (h),(i),(j), (k)	254	268	(54)	(b),(c),(d), (e),(f),(l), (m),(n)	214
Equity in losses of unconsolidated affiliates	(8)	—		(8)	(4)	—		(4)

Net income	247	145		392	291	18		309
Net income (loss) attributable to noncontrolling interests and preference stock dividends	43	(61)	(o)	(18)	(18)	(20)	(o)	(38)

Net income attributable to common shareholders	$204	$206		$410	$309	$38		$347

Effective tax rate	34.8%			38.8%	47.6%			40.6%
Earnings per average common share
Basic	$0.22	$0.22		$0.44	$0.34	$0.04		$0.38

Diluted	$0.22	$0.22		$0.44	$0.33	$0.05		$0.38

Average common shares outstanding
Basic	925			925	921			921
Diluted	928			928	924			924

Effect of adjustments on earnings per average diluted common share recorded in accordance with GAAP:
Mark-to-market impact of economic hedging activities (b)		$(0.05)				$—
Unrealized losses (gains) related to NDT fund investments (c)		0.01				(0.05)
Amortization of commodity contract intangibles (d)		0.03				0.01
Merger and integration costs (e)		0.02				0.01
Reassessment of state deferred income taxes (f)		0.01				0.05
Asset retirement obligation (g)		(0.08)				—
Merger commitments (h)		0.04				—
Plant retirements and divestitures (i)		0.10				—
Cost management program (j)		0.01				—
Curtailment of Generation growth and development activities (k)		0.06				—
Long-lived asset impairment (l)		—				0.01
Reduction in state income tax reserve (m)		—				(0.01)
PHI merger related redeemable debt exchange (n)		—				0.01
Noncontrolling interest (o)		0.07				0.02

Total adjustments		$0.22				$0.05

For the three months ended December 31, 2016, includes financial results for PHI. Therefore, the results of operations from 2016 and 2015 are not comparable for Exelon. The explanations below identify any other significant or unusual items affecting the results of operations.

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).
(b)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities, net of intercompany eliminations.
(c)	Adjustment to exclude the unrealized gains and losses on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.

(d)	Adjustment to exclude the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value related to the Integrys acquisition in 2015 and the Integrys and ConEdison Solutions acquisitions in 2016.
(e)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities and upfront credit facilities fees related to the PHI acquisition and pending FitzPatrick acquisition.
(f)	Adjustment to exclude the non-cash impact of the remeasurement of state deferred income taxes, primarily as a result of changes in forecasted apportionment.
(g)	Adjustment to exclude a non-cash benefit pursuant to the annual update of the Generation nuclear decommissioning obligation related to the non-regulatory units.
(h)	Adjustments to exclude costs incurred as part of the settlement orders approving the PHI acquisition and in 2016, a charge related to a 2012 CEG merger commitment.
(i)	Adjustment to primarily exclude incremental accelerated depreciation and amortization expenses from June 2, 2016 through December 6, 2016 pursuant to the second quarter decision to early retire the Clinton and Quad Cities nuclear generating facilities, which decision was reversed in December 2016, partially offset by the reversal of certain one-time charges for materials & supplies inventory reserves and severance reserves upon Generation’s decision to continue operating the plants with the passage of the Illinois Zero Emission Standard.
(j)	Adjustment to exclude 2016 reorganization costs related to a cost management program.
(k)	Adjustment to exclude the one-time recognition of a loss on sale of assets and asset impairment charges pursuant to Generation’s strategic decision in the fourth quarter of 2016 to narrow the scope and scale of its growth and development activities.
(l)	Adjustment to exclude a 2015 charge to earnings primarily related to the impairment of upstream assets at Generation.
(m)	Adjustment to exclude the 2015 reduction of a previously recorded state income tax reserve associated with the 2014 sales of Keystone and Conemaugh.
(n)	Adjustment to exclude the costs associated with the exchange and redemption in December 2015 of certain mandatorily redeemable debt issued to finance the PHI merger.
(o)	Adjustments to exclude Generation’s noncontrolling interest related to CENG exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments and changes in asset retirement obligations in 2016, and in 2015 the impact of unrealized gains and losses on NDT fund investments.

EXELON CORPORATION

Reconciliation of GAAP Consolidated Statements of Operations

to Adjusted (non-GAAP) Operating Earnings

(unaudited)

(in millions, except per share data)

	Twelve Months Ended December 31, 2016				Twelve Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$31,360	$545	(b),(d),(e)	$31,905	$29,447	$(210)	(b),(d)	$29,237
Operating expenses
Purchased power and fuel	12,640	395	(b),(d),(j)	13,035	13,084	55	(b),(d)	13,139
Operating and maintenance	10,048	(849)	(e),(f),(g), (i),(j),(k), (m)	9,199	8,322	(90)	(e),(f),(g), (p)	8,232
Depreciation and amortization	3,936	(704)	(e),(j)	3,232	2,450	—		2,450
Taxes other than income	1,576	(1)	(k)	1,575	1,200	—		1,200

Total operating expenses	28,200	(1,159)		27,041	25,056	(35)		25,021
Gain (Loss) on sales of assets	(48)	57		9	18	—		18

Operating income	3,112	1,761		4,873	4,409	(175)		4,234

Other income and (deductions)
Interest expense, net	(1,536)	153	(l)	(1,383)	(1,033)	(27)	(e),(o),(n)	(1,060)
Other, net	413	(124)	(c),(j),(l),(m)	289	(46)	284	(c),(r)	238

Total other income and (deductions)	(1,123)	29		(1,094)	(1,079)	257		(822)

Income before income taxes	1,989	1,790		3,779	3,330	82		3,412
Income taxes	761	538	(b),(c),(d), (e),(f),(g), (h),(i),(j), (k),(l),(m)	1,299	1,073	92	(b),(c),(d), (e),(f),(g), (h),(n),(o), (p),(q),(r)	1,165
Equity in losses of unconsolidated affiliates	(24)	—		(24)	(7)	—		(7)

Net income	1,204	1,252		2,456	2,250	(10)		2,240
Net income (loss) attributable to noncontrolling interests and preference stock dividends	70	(102)	(s)	(32)	(19)	32	(s)	13

Net income attributable to common shareholders	$1,134	$1,354		$2,488	$2,269	$(42)		$2,227

Effective tax rate	38.3%			34.4%	32.2%			34.1%
Earnings per average common share
Basic	$1.23	$1.47		$2.70	$2.55	$(0.05)		$2.50
Diluted	$1.22	$1.46		$2.68	$2.54	$(0.05)		$2.49

Average common shares outstanding
Basic	924			924	890			890
Diluted	927			927	893			893
Effect of adjustments on earnings per average diluted common share recorded in accordance with GAAP:
Mark-to-market impact of economic hedging activities (b)		$0.03				$(0.18)
Unrealized (gains) losses related to NDT fund investments (c)		(0.13)				0.13
Amortization of commodity contract intangibles (d)		0.04				—
Merger and integration costs (e)		0.12				0.07
Long-lived asset impairment (f)		0.11				0.02
Asset retirement obligation (g)		(0.08)				(0.01)
Reassessment of state deferred income taxes (h)		0.01				0.05
Merger commitments (i)		0.47				—
Plant retirements and divestitures (j)		0.47				—
Cost management program (k)		0.04				—
Like-kind exchange tax position (l)		0.21				—
Curtailment of Generation growth and development activities (m)		0.06				—
Tax settlements (n)		—				(0.06)
Mark-to-market impact of PHI merger related swaps (o)		—				(0.02)
Midwest Generation bankruptcy recoveries (p)		—				(0.01)
Reduction in state income tax reserve (q)		—				(0.01)
PHI merger related redeemable debt exchange (r)		—				0.01
Noncontrolling interest (s)		0.11				(0.04)

Total adjustments		$1.46				$(0.05)

As a result of the PHI acquisition completion on March 23, 2016, the table includes financial results for PHI beginning on March 24, 2016 to December 31, 2016. Therefore, the results of operations from 2016 and 2015 are not comparable for Exelon. The explanations below identify any other significant or unusual items affecting the results of operations.

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).
(b)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities, net of intercompany eliminations.

(c)	Adjustment to exclude the unrealized gains and losses on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.
(d)	Adjustment to exclude the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value related to the Integrys acquisition in 2015 and the Integrys and ConEdison Solutions acquisitions in 2016.
(e)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities, and upfront credit facilities fees related to the PHI acquisition and pending FitzPatrick acquisition, partially offset in 2016 at ComEd, BGE and PHI by the anticipated recovery of previously incurred PHI acquisition costs.
(f)	Adjustment to exclude a 2015 charge to earnings primarily related to the impairment of investment in long-term leases at Corporate and 2016 charges to earnings primarily related to the impairment of upstream assets and certain wind projects at Generation.
(g)	Adjustment to exclude a non-cash benefit pursuant to the annual update of the Generation nuclear decommissioning obligation related to the non-regulatory units.
(h)	Adjustment to exclude the non-cash impact of the remeasurement of state deferred income taxes, primarily as a result of changes in forecasted apportionment.
(i)	Adjustments to exclude costs incurred as part of the settlement orders approving the PHI acquisition and in 2016, a charge related to a 2012 CEG merger commitment.
(j)	Adjustment to primarily exclude accelerated depreciation and amortization expenses through December 2016 and construction work in process impairments associated with Generation’s previous decision to early retire the Clinton and Quad Cities nuclear facilities, partially offset by a gain associated with Generation’s 2016 sale of the New Boston generating site.
(k)	Adjustment to exclude 2016 severance expense and reorganization costs related to a cost management program.
(l)	Adjustment to exclude the recognition of a penalty and associated interest expense in the third quarter of 2016, as a result of a tax court decision on Exelon’s like-kind exchange tax position.
(m)	Adjustment to exclude the one-time recognition of a loss on sale of assets and asset impairment charges pursuant to Generation’s strategic decision in the fourth quarter of 2016 to narrow the scope and scale of its growth and development activities.
(n)	Adjustment to exclude benefits related to the favorable settlements in 2015 of certain income tax positions on Constellation’s pre-acquisition tax returns.
(o)	Adjustment to exclude the impact of mark-to-market activity on forward-starting interest rate swaps held at Exelon Corporate related to financing for the PHI acquisition, which were terminated on June 8, 2015.
(p)	Adjustment to exclude the 2015 benefit for the favorable settlement of a long-term railcar lease agreement pursuant to the Midwest Generation bankruptcy.
(q)	Adjustment to exclude the 2015 reduction of a previously recorded state income tax reserve associated with the 2014 sales of Keystone and Conemaugh.
(r)	Adjustment to exclude costs associated with the exchange and redemption in December 2015 of certain mandatorily redeemable debt issued to finance the PHI merger.
(s)	Adjustments to exclude the elimination from Generation’s results of the noncontrolling interest related to CENG exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments and mark-to-market activity.

EXELON CORPORATION

Reconciliation of Adjusted (non-GAAP) Operating

Earnings to GAAP Earnings (in millions)

Three Months Ended December 31, 2016 and 2015

(unaudited)

	Exelon Earnings per Diluted Share	Generation	ComEd		PECO		BGE		PHI (a)		Other (b)	Exelon (a)
2015 GAAP Earnings (Loss)	$0.33	$154	$87		$79		$74		$—		$(85)	$309
2015 Adjusted (non-GAAP) Operating (Earnings) Loss Adjustments:
Unrealized Gains Related to NDT Fund Investments (1)	(0.05)	(51)	—		—		—		—		—	(51)
Amortization of Commodity Contract Intangibles (2)	0.01	10	—		—		—		—		—	10
Merger and Integration Costs (3)	0.01	2	—		—		—		—		7	9
Long-Lived Asset Impairments (4)	0.01	6	—		—		—		—		—	6
Reassessment of State Deferred Income Taxes (5)	0.05	11	—		—		—		—		30	41
Reduction in State Income Tax Reserve (6)	(0.01)	(10)	—		—		—		—		—	(10)
PHI Merger Related Redeemable Debt Exchange (7)	0.01	—	—		—		—		—		13	13
CENG Noncontrolling Interest (8)	0.02	20	—		—		—		—		—	20

2015 Adjusted (non-GAAP) Operating Earnings (Loss)	0.38	142	87		79		74		—		(35)	347
Year Over Year Effects on Earnings:
ComEd, PECO, BGE and PHI Margins:
Weather	0.03	—	8		21		—	(c)	—	(c)	—	29
Load	—	—	(2)		(1)		—	(c)	—	(c)	—	(3)
Other Energy Delivery (14)	0.47	—	17	(d)	11	(d)	20	(d)	391	(d)	—	439
Generation Energy Margins, Excluding Mark-to-Market:
Nuclear Volume (15)	0.02	18	—		—		—		—		—	18
Nuclear Fuel Cost	—	2	—		—		—		—		—	2
Capacity Pricing (16)	(0.03)	(24)	—		—		—		—		—	(24)
Market and Portfolio Conditions (17)	0.05	49	—		—		—		—		—	49
Operating and Maintenance Expense:
Labor, Contracting and Materials (18)	(0.14)	(20)	(8)		(3)		(4)		(97)		—	(132)
Planned Nuclear Refueling Outages (19)	0.03	30	—		—		—		—		—	30
Pension and Non-Pension Postretirement Benefits (20)	—	5	5		1		(1)		(10)		1	1
Other Operating and Maintenance (21)	(0.09)	(13)	(5)		(9)		27		(65)		(20)	(85)
Depreciation and Amortization Expense (22)	(0.15)	(11)	(13)		(4)		(13)		(94)		(1)	(136)
Interest Expense, Net (23)	(0.05)	1	(2)		(1)		(2)		(28)		(10)	(42)
Income Taxes (24)	0.01	12	(7)		1		—		8		(7)	7
Equity in Earnings of Unconsolidated Affiliates	—	(3)	—		—		—		—		—	(3)
CENG Noncontrolling Interest (25)	(0.02)	(15)	—		—		—		—		—	(15)
Other (26)	(0.07)	(11)	1		(1)		4		(63)		(2)	(72)

2016 Adjusted (non-GAAP) Operating Earnings (Loss)	0.44	162	81		94		105		42		(74)	410
2016 Adjusted (non-GAAP) Operating Earnings (Loss) Adjustments:
Mark-to-Market Impact of Economic Hedging Activities	0.05	44	—		—		—		—		—	44
Unrealized Losses Related to NDT Fund Investments (1)	(0.01)	(9)	—		—		—		—		—	(9)
Amortization of Commodity Contract Intangibles (2)	(0.03)	(26)	—		—		—		—		—	(26)
Merger and Integration Costs (3)	(0.02)	(15)	(1)		(1)		(1)		(4)		(1)	(23)
Long-Lived Asset Impairments (4)	—	—	—		—		—		—		1	1
Reassessment of State Deferred Income Taxes (5)	(0.01)	(14)	—		—		—		—		4	(10)
Asset Retirement Obligation (9)	0.08	75	—		—		—		—		—	75
Merger Commitments (10)	(0.04)	(40)	—		—		—		(8)		10	(38)
Plant Retirements and Divestitures (11)	(0.10)	(94)	—		—		—		—		—	(94)
Cost Management Program (12)	(0.01)	(6)	—		(1)		(1)		—		—	(8)
Curtailment of Generation Growth and Development Activities (13)	(0.06)	(57)	—		—		—		—		—	(57)
CENG Noncontrolling Interest (8)	(0.07)	(61)	—		—		—		—		—	(61)

2016 GAAP Earnings (Loss)	$0.22	$(41)	$80		$92		$103		$30		$(60)	$204

(a)	For the three months ended December 31, 2016, includes financial results for PHI. Therefore, the results of operations from 2016 and 2015 are not comparable for PHI and Exelon. The explanations below identify any other significant or unusual items affecting the results of operations. PHI consolidated results includes Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company.

(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

(c)	As approved by the Maryland PSC and District of Columbia PSC, BGE, Pepco and DPL Maryland record monthly adjustments to rates for residential, commercial and industrial customers to eliminate the effects of abnormal weather and usage patterns per customer on distribution volumes.

(d)	For regulatory recovery mechanisms, including ComEd’s distribution formula rate, ComEd, BGE and PHI utilities transmission formula rates, and riders across all utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)	Reflects the impact of unrealized gains in 2015 and unrealized losses in 2016 on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.
(2)	Represents the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value related to the Integrys acquisition in 2015 and the Integrys and ConEdison Solutions acquisitions in 2016.
(3)	Reflects certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities and upfront credit facilities fees related to the PHI acquisition and pending FitzPatrick acquisition.
(4)	Reflects charges to earnings primarily related to the impairments of certain upstream assets in 2015.
(5)	Reflects the non-cash impact of the remeasurement of state deferred income taxes, primarily as a result of changes in forecasted apportionment.
(6)	Reflects the 2015 reduction of a previously recorded state income tax reserve associated with the 2014 sales of Keystone and Conemaugh.
(7)	Reflects the costs associated with the exchange and redemption in December 2015 of certain mandatorily redeemable debt issued to finance the PHI acquisition.
(8)	Represents elimination from Generation’s results of the noncontrolling interest related to CENG exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments and changes in asset retirement obligations in 2016, and in 2015 the impact of unrealized gains and losses on NDT fund investments.
(9)	Primarily reflects a non-cash benefit pursuant to the annual update of the Generation nuclear decommissioning obligation related to the non-regulatory units.
(10)	Represents costs incurred as part of the settlement orders approving the PHI acquisition and in 2016, a charge related to a 2012 CEG merger commitment.
(11)	Primarily reflects incremental accelerated depreciation and amortization expense from June 2, 2016 through December 6, 2016, pursuant to the second quarter decision to early retire the Clinton and Quad Cities nuclear generation facilities, which decision was reversed in December 2016, partially offset by the reversal of certain one-time charges for materials & supplies inventory reserves and severance reserves upon Generation’s decision to continue operating the plants with the passage of the Illinois Zero Emission Standard.
(12)	Represents 2016 reorganization costs related to a cost management program.
(13)	Reflects the one-time recognition for a loss on sale of assets and asset impairment charges pursuant to Generation’s strategic decision in the fourth quarter of 2016 to narrow the scope and scale of its growth and development activities.
(14)	For ComEd, primarily reflects increased transmission formula rate revenues due to increased capital investment and an increase in fully recoverable costs. For PECO, primarily reflects increased electric distribution revenue pursuant to a rate increase effective January 1, 2016. For BGE, primarily reflects increased distribution revenue pursuant to increased rates as a result of the distribution rate orders issued by the MDPSC in June 2016 and July 2016. For PHI, reflects results of rate case orders received in 2016.
(15)	Primarily reflects a decrease in nuclear outage days in 2016 versus 2015, including Salem.
(16)	Primarily reflects decreased capacity prices in the Mid-Atlantic and Midwest regions, partially offset by increased capacity prices in New England.
(17)	Primarily reflects the impact of the Ginna Reliability Support Services Agreement, the inclusion of Pepco Energy Services and ConEdison Solutions results in 2016 and the impacts of Generation’s gas portfolio, partially offset by lower realized energy prices primarily in the Mid-Atlantic region.
(18)	For Generation, primarily reflects increased contracting costs related to energy efficiency projects and the inclusion of Pepco Energy Services results in 2016.
(19)	Primarily reflects a reduction in the number of nuclear outage days in 2016, excluding Salem.
(20)	Primarily reflects favorable impact of higher pension and OPEB discount rates in 2016.
(21)	For ComEd, primarily relates to increased fully recoverable costs associated with energy efficiency programs and an increase in uncollectible accounts expense. For PECO, primarily reflects an increase in uncollectible accounts expense . For BGE, primarily reflects the settlement of the Baltimore City Conduit Fee Dispute, as well as a decrease in uncollectible accounts expense
(22)	For BGE, primarily reflects increased amortization due to the initiation of cost recovery of the AMI programs. Additionally, primarily reflects increased depreciation for ongoing capital expenditures across all operating companies.
(23)	For Corporate, primarily reflects increased interest expense due to higher outstanding debt to fund the PHI acquisition and general corporate purposes.
(24)	For Generation, primarily reflects the prior year favorable settlement of certain income tax positions offset by the 2015 bonus depreciation extension impact on the domestic production activities deduction.
(25)	Reflects elimination from Generation’s results of the noncontrolling interest related to the net impact of CENG’s operating revenue and expenses.
(26)	For Generation, primarily reflects lower realized NDT fund gains.

EXELON CORPORATION

Reconciliation of Adjusted (non-GAAP) Operating

Earnings to GAAP Earnings (in millions)

Twelve Months Ended December 31, 2016 and 2015

(unaudited)

	Exelon Earnings per Diluted Share	Generation	ComEd		PECO		BGE		PHI (a)		Other (b)	Exelon (a)
2015 GAAP Earnings (Loss)	$2.54	$1,372	$426		$378		$275		$—		$(182)	$2,269
2015 Adjusted (non-GAAP) Operating (Earnings) Loss Adjustments:
Mark-to-Market Impact of Economic Hedging Activities	(0.18)	(160)	—		—		—		—		2	(158)
Unrealized Losses Related to NDT Fund Investments (1)	0.13	115	—		—		—		—		—	115
Amortization of Commodity Contract Intangibles (2)	—	(5)	—		—		—		—		—	(5)
Merger and Integration Costs (3)	0.07	20	6		2		2		—		28	58
Long-Lived Asset Impairments (4)	0.02	6	—		—		—		—		15	21
Asset Retirement Obligation (5)	(0.01)	(6)	—		—		—		—		—	(6)
Tax Settlements (6)	(0.06)	(52)	—		—		—		—		—	(52)
Mark-to-Market Impact of PHI Merger Related Interest Rate Swap (7)	(0.02)	—	—		—		—		—		(21)	(21)
Midwest Generation Bankruptcy Recoveries (8)	(0.01)	(6)	—		—		—		—		—	(6)
Reassessment of State Deferred Income Taxes (9)	0.05	11	—		—		—		—		30	41
Reduction in State Income Tax Reserve (10)	(0.01)	(10)	—		—		—		—		—	(10)
PHI Merger Related Redeemable Debt Exchange (11)	0.01	—	—		—		—		—		13	13
CENG Noncontrolling Interest (12)	(0.04)	(32)	—		—		—		—		—	(32)

2015 Adjusted (non-GAAP) Operating Earnings (Loss)	2.49	1,253	432		380		277		—		(115)	2,227
Year Over Year Effects on Earnings:
ComEd, PECO, BGE and PHI Margins:
Weather	0.03	—	32		(6)		—	(c)	—	(c)	—	26
Load	—	—	(1)		5		—	(c)	—	(c)	—	4
Other Energy Delivery (18)	1.62	—	90	(d)	63	(d)	65	(d)	1,285	(d)	—	1,503
Generation Energy Margins, Excluding Mark-to-Market:
Nuclear Volume (19)	0.05	44	—		—		—		—		—	44
Nuclear Fuel Cost (20)	0.02	17	—		—		—		—		—	17
Capacity Pricing (21)	(0.02)	(17)	—		—		—		—		—	(17)
Market and Portfolio Conditions (22)	0.11	98	—		—		—		—		—	98
Operating and Maintenance Expense:
Labor, Contracting and Materials (23)	(0.47)	(114)	(7)		(13)		(4)		(297)		—	(435)
Planned Nuclear Refueling Outages (24)	0.05	49	—		—		—		—		—	49
Pension and Non-Pension Postretirement Benefits (25)	0.02	26	14		2		(1)		(31)		5	15
Other Operating and Maintenance (26)	(0.26)	(49)	11		4		(27)		(164)		(16)	(241)
Depreciation and Amortization Expense (27)	(0.50)	(74)	(41)		(6)		(34)		(301)		(6)	(462)
Interest Expense, Net (28)	(0.17)	7	(14)		(5)		(4)		(88)		(52)	(156)
Income Taxes (29)	0.03	(32)	3		22		13		31		(5)	32
Equity in Earnings of Unconsolidated Affiliates	(0.01)	(10)	—		—		—		—		—	(10)
CENG Noncontrolling Interest (30)	0.03	25	—		—		—		—		—	25
Other (31)	(0.25)	(42)	5		(2)		4		(207)		11	(231)
Share Differential (32)	(0.09)	—	—		—		—		—		—	—

2016 Adjusted (non-GAAP) Operating Earnings (Loss)	2.68	1,181	524		444		289		228		(178)	2,488
2016 Adjusted (non-GAAP) Operating Earnings (Loss) Adjustments:
Mark-to-Market Impact of Economic Hedging Activities	(0.03)	(24)	—		—		—		—		—	(24)
Unrealized Gains Related to NDT Fund Investments (1)	0.13	118	—		—		—		—		—	118
Amortization of Commodity Contract Intangibles (2)	(0.04)	(35)	—		—		—		—		—	(35)
Merger and Integration Costs (3)	(0.12)	(35)	3		(3)		—		(42)		(37)	(114)
Long-Lived Asset Impairments (4)	(0.11)	(103)	—		—		—		—		—	(103)
Asset Retirement Obligation (5)	0.08	75	—		—		—		—		—	75
Reassessment of State Deferred Income Taxes (9)	(0.01)	(20)	—		—		—		—		10	(10)
Merger Commitments (13)	(0.47)	(42)	—		—		—		(247)		(148)	(437)
Plant Retirements and Divestitures (14)	(0.47)	(432)	—		—		—		—		—	(432)
Cost Management Program (15)	(0.04)	(28)	—		(3)		(3)		—		—	(34)
Like-Kind Exchange Tax Position (16)	(0.21)	—	(149)		—		—		—		(50)	(199)
Curtailment of Generation Growth and Development Activities (17)	(0.06)	(57)	—		—		—		—		—	(57)
CENG Noncontrolling Interest (12)	(0.11)	(102)	—		—		—		—		—	(102)

2016 GAAP Earnings (Loss)	$1.22	$496	$378		$438		$286		$(61)		$(403)	$1,134

(a)	As a result of the PHI acquisition completion on March 23, 2016, the table includes financial results for PHI beginning on March 24, 2016 to December 31, 2016. Therefore, the results of operations from 2016 and 2015 are not comparable for PHI and Exelon. The explanations below identify any other significant or unusual items affecting the results of operations. PHI consolidated results includes Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company.
(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.
(c)	As approved by the Maryland PSC and District of Columbia PSC, BGE, Pepco and DPL Maryland record monthly adjustments to rates for residential, commercial and industrial customers to eliminate the effects of abnormal weather and usage patterns per customer on distribution volumes.
(d)	For regulatory recovery mechanisms, including ComEd’s distribution formula rate, ComEd, BGE and PHI utilities transmission formula rates, and riders across all utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)	Reflects the impact of unrealized losses in 2015 and unrealized gains in 2016 on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.
(2)	Represents the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value related to the Integrys acquisition in 2015 and the Integrys and ConEdison Solutions acquisitions in 2016.
(3)	Reflects certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities and upfront credit facilities fees related to the PHI acquisition and pending FitzPatrick acquisition, partially offset in 2016 at ComEd, BGE and PHI by the anticipated recovery of previously incurred PHI acquisition costs.
(4)	Reflects impairment of investment in long-term leases at Corporate in 2015 and the impairment of upstream assets and certain wind projects in 2016.
(5)	Primarily reflects a non-cash benefit pursuant to the annual update of the Generation nuclear decommissioning obligation related to the non-regulatory units.
(6)	Reflects benefits related to the favorable settlements in 2015 of certain income tax positions on Constellation’s pre-acquisition tax returns.
(7)	Reflects the impact of mark-to-market activity on forward-starting interest rate swaps held at Exelon Corporate related to financing for the PHI acquisition, which were terminated on June 8, 2015.
(8)	Primarily reflects a 2015 benefit for the favorable settlement of a long-term railcar lease agreement pursuant to the Midwest Generation bankruptcy.
(9)	Reflects the non-cash impact of the remeasurement of state deferred income taxes, primarily as a result of changes in forecasted apportionment.
(10)	Reflects the 2015 reduction of a previously recorded state income tax reserve associated with the 2014 sales of Keystone and Conemaugh.
(11)	Reflects the costs associated with the exchange and redemption in December 2015 of certain mandatorily redeemable debt issued to finance the PHI acquisition.
(12)	Represents elimination from Generation’s results of the noncontrolling interest related to CENG exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments and changes in asset retirement obligations in 2016, and in 2015 the impact of unrealized gains and losses on NDT fund investments and mark-to-market activity.
(13)	Represents costs incurred as part of the settlement orders approving the PHI acquisition and in 2016, a charge related to a 2012 CEG merger commitment.
(14)	Primarily reflects accelerated depreciation and amortization expenses through December 2016 and construction work in progress impairments associated with Generation’s previous decision to early retire the Clinton and Quad Cities nuclear facilities, partially offset by a gain associated with Generation’s 2016 sale of the New Boston generating site.
(15)	Represents 2016 severance expense and reorganization costs related to a cost management program.
(16)	Represents the recognition of a penalty and associated interest expense in the third quarter of 2016, as a result of a tax court decision on Exelon’s like-kind exchange tax position.
(17)	Reflects the one-time recognition for a loss on sale of assets and asset impairment charges pursuant to Generation’s strategic decision in the fourth quarter of 2016 to narrow the scope and scale of its growth and development activities.
(18)	For ComEd, primarily reflects increased electric distribution and transmission formula rate revenues (due to increased capital investments partially offset by lower electric distribution ROE due to a decrease in treasury rates), partially offset by a decrease in fully recoverable costs. For PECO, primarily reflects increased electric distribution revenue pursuant to a rate increase effective January 1, 2016. For BGE, primarily reflects increased distribution revenue pursuant to increased rates as a result of the distribution rate orders issued by the MDPSC in June 2016 and July 2016 and increased transmission revenue. For PHI, reflects results of rate case orders received in 2016.
(19)	Primarily reflects a decrease in nuclear outage days at higher capacity units in 2016 versus 2015, including Salem, despite an increase in overall nuclear outage days.
(20)	Primarily reflects a decrease in fuel prices, partially offset by an increase in nuclear output.
(21)	Primarily reflects decreased capacity prices in the Mid-Atlantic region, partially offset by increased capacity prices in the New England region.
(22)	Primarily reflects the impact of the Ginna Reliability Support Services Agreement, the inclusion of Pepco Energy Services results in 2016 and revenue related to energy efficiency projects, partially offset by lower realized energy prices.
(23)	For Generation, reflects the net increase to contracting costs primarily related to energy efficiency projects and the inclusion of Pepco Energy Services results in 2016. For PECO, primarily reflects increased contracting costs related to vegetation management and other projects.
(24)	Primarily reflects a reduction in the number of nuclear outage days in 2016, excluding Salem.
(25)	Primarily reflects favorable impact of higher pension and OPEB discount rates in 2016.
(26)	For Generation, primarily reflects the extended duration of an outage at Salem and the inclusion of Pepco Energy Services results in 2016. For ComEd, primarily relates to decreased fully recoverable costs associated with energy efficiency programs and a decrease in uncollectible accounts expense. For BGE, primarily reflects charges for certain disallowances contained in the June and July 2016 rate case orders and increased storm costs in the BGE service territory, partially offset by a decrease in uncollectible accounts expense.
(27)	For Generation, primarily reflects increased nuclear decommissioning amortization. For BGE, primarily reflects increased amortization due to the initiation of cost recovery of the AMI programs. Additionally, primarily reflects increased depreciation for ongoing capital expenditures across all operating companies.
(28)	For ComEd, primarily reflects increased interest expense due to higher outstanding debt. For Corporate, primarily reflects increased interest expense due to higher outstanding debt to fund the PHI acquisition and general corporate purposes.
(29)	For Generation, primarily reflects a decrease in domestic production activities deduction. For PECO, primarily reflects an increase in the repairs tax deduction and the impact of a cumulative adjustment related to a gas repairs tax return accounting method change in 2016. For BGE, primarily reflects a cumulative adjustment to tax expense for transmission-related regulatory assets.
(30)	Reflects elimination from Generation’s results of the noncontrolling interest related to the net impact of CENG’s operating revenue and expenses.
(31)	For Generation, primarily reflects lower realized NDT fund gains. For Corporate, primarily reflects the absence of a 2015 loss on the termination of forward-starting interest rate swaps.
(32)	Reflects the impact on earnings per share due to the increase in Exelon’s average diluted common shares outstanding from 893 million in 2015 to 927 million in 2016 as a result of the July 2015 common stock issuance.

EXELON CORPORATION

Reconciliation of GAAP Consolidated Statements of Operations

to Adjusted (non-GAAP) Operating Earnings

(unaudited) (in millions)

	Generation
	Three Months Ended December 31, 2016					Three Months Ended December 31, 2015
	GAAP (a)	Adjustments			Adjusted Non-GAAP	GAAP (a)	Adjustments			Adjusted Non-GAAP
Operating revenues	$4,388	$177	(b	),(d)	$4,565	$4,294	$(20)	(b	),(d)	$4,274
Operating expenses
Purchased power and fuel	2,221	184	(b	),(j)	2,405	2,220	(33)	(b	),(d)	2,187
Operating and maintenance	1,308	123	(e (j	),(g),(i), ),(k),(l)	1,431	1,447	(14)	(e	),(f)	1,433
Depreciation and amortization	550	(251)	(j	)	299	280	—			280
Taxes other than income	126	—			126	121	—			121

Total operating expenses	4,205	56			4,261	4,068	(47)			4,021
Gain (Loss) on sale of assets	(89)	89	(j	),(l)	—	4	—			4

Operating income	94	210			304	230	27			257

Other inome and (deductions)
Interest expense, net	(92)	—			(92)	(96)	—			(96)
Other, net	6	37	(c	)	43	135	(95)			40

Total other income and (deductions)	(86)	37			(49)	39	(95)			(56)

Income before income taxes	8	247			255	269	(68)			201
Income taxes	(3)	105	(b (e (i	),(c),(d), ),(g),(h), ),(j),(k),(l)	102	131	(36)	(b (e	),(c),(d), ),(f),(h),(o)	95
Equity in losses of unconsolidated affiliates	(9)	—			(9)	(5)	—			(5)

Net income	2	142			144	133	(32)			101
Net income (loss) attributable to noncontrolling interests	43	(61)	(p	)	(18)	(21)	(20)	(p	)	(41)

Net (loss) income attributable to membership interest	$(41)	$203			$162	$154	$(12)			$142

	Twelve Months Ended December 31, 2016					Twelve Months Ended December 31, 2015
	GAAP (a)	Adjustments			Adjusted Non-GAAP	GAAP (a)	Adjustments			Adjusted Non-GAAP
Operating revenues	$17,751	$553	(b	),(d)	$18,304	$19,135	$(210)	(b	),(d)	$18,925
Operating expenses
Purchased power and fuel	8,830	395	(b	),(d),(j)	9,225	10,021	55	(b	),(d)	10,076
Operating and maintenance	5,641	(213)	(e (i	),(f),(g), ),(j),(k),(l)	5,428	5,308	(23)	(e (g	),(f), ),(n)	5,285
Depreciation and amortization	1,879	(704)	(e	),(j)	1,175	1,054	—			1,054
Taxes other than income	506	(1)	(k	)	505	489	—			489

Total operating expenses	16,856	(523)			16,333	16,872	32			16,904
Gain (Loss) on sales of assets	(59)	57	(j	),(l)	(2)	12	—			12

Operating income	836	1,133			1,969	2,275	(242)			2,033

Other income and (deductions)
Interest expense, net	(364)	—			(364)	(365)	(12)	(m	)	(377)
Other, net	401	(230)	(c	)	171	(60)	262	(c	)	202

Total other income and (deductions)	37	(230)			(193)	(425)	250			(175)

Income before income taxes	873	903			1,776	1,850	8			1,858
Income taxes	290	320	(b (e (h	),(c),(d), ),(f),(g), ),(i),(j),(k),(l)	610	502	95	(b (e (h	),(c),(d), ),(f),(g), ),(m),(n),(o)	597
Equity in losses of unconsolidated affiliates	(25)	—			(25)	(8)	—			(8)

Net income	558	583			1,141	1,340	(87)			1,253
Net income (loss) attributable to noncontrolling interests	62	(102)	(p	)	(40)	(32)	32	(p	)	—

Net income attributable to membership interest	$496	$685			$1,181	$1,372	$(119)			$1,253

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities, net of intercompany eliminations.
(c)	Adjustment to exclude the unrealized gains and losses on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.
(d)	Adjustment to exclude the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value related to the Integrys acquisition in 2015 and the Integrys and ConEdison Solutions acquisitions in 2016.

(e)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities, and upfront credit facilities fees related to the PHI acquisition and pending FitzPatrick acquisition.
(f)	Adjustment to exclude 2016 charges to earnings primarily related to the impairment of upstream assets and certain wind projects at Generation.
(g)	Adjustment to exclude a non-cash benefit pursuant to the annual update of the Generation nuclear decommissioning obligation related to the non-regulatory units.
(h)	Adjustment to exclude the non-cash impact of the remeasurement of state deferred income taxes, primarily as a result of changes in forecasted apportionment.
(i)	Adjustments to exclude costs incurred as part of the settlement orders approving the PHI acquisition and in 2016, a charge related to a 2012 CEG merger commitment.
(j)	Adjustment to exclude accelerated depreciation and amortization expenses through December 2016 and construction work in process impairments associated with Generation’s previous decision to early retire the Clinton and Quad Cities nuclear facilities, partially offset by a gain associated with Generation’s 2016 sale of the New Boston generating site.
(k)	Adjustment to exclude 2016 severance expense and reorganization costs related to a cost management program.
(l)	Adjustment to exclude the one-time recognition of a loss on sale of assets and asset impairment charges pursuant to Generation’s strategic decision in the fourth quarter of 2016 to narrow the scope and scale of its growth and development activities.
(m)	Adjustment to exclude benefits related to the favorable settlements in 2015 of certain income tax positions on Constellation’s pre-acquisition tax returns.
(n)	Adjustment to exclude the 2015 benefit for the favorable settlement of a long-term railcar lease agreement pursuant to the Midwest Generation bankruptcy.
(o)	Adjustment to exclude the 2015 reduction of a previously recorded state income tax reserve associated with the 2014 sales of Keystone and Conemaugh.
(p)	Adjustments to exclude the elimination from Generation’s results of the noncontrolling interest related to CENG exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments and mark-to-market activity.

EXELON CORPORATION

Reconciliation of GAAP Consolidated Statements of Operations

to Adjusted (non-GAAP) Operating Earnings

(unaudited)

(in millions)

	ComEd
	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$1,223	$—		$1,223	$1,196	$—		$1,196
Operating expenses
Purchased power	317	—		317	327	—		327
Operating and maintenance	417	(1	) (b)	416	402	—		402
Depreciation and amortization	201	—		201	179	—		179
Taxes other than income	71	—		71	72	—		72

Total operating expenses	1,006	(1)		1,005	980	—		980
Gain on sales of assets	—	—		—	1	—		1

Operating income	217	1		218	217	—		217

Other income and (deductions)
Interest expense, net	(87)	—		(87)	(83)	—		(83)
Other, net	8	—		8	7	—		7

Total other income and (deductions)	(79)	—		(79)	(76)	—		(76)

Income before income taxes	138	1		139	141	—		141
Income taxes	58	—		58	54	—		54

Net income	$80	$1		$81	$87	$—		$87

	Twelve Months Ended December 31, 2016				Twelve Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$5,254	$(8	) (b)	$5,246	$4,905	$—		$4,905
Operating expenses
Purchased power	1,458	—		1,458	1,319	—		1,319
Operating and maintenance	1,530	(3	) (b)	1,527	1,567	(9	) (b)	1,558
Depreciation and amortization	775	—		775	707	—		707
Taxes other than income	293	—		293	296	—		296

Total operating expenses	4,056	(3)		4,053	3,889	(9)		3,880
Gain on sales of assets	7	—		7	1	—		1

Operating income	1,205	(5)		1,200	1,017	9		1,026

Other income and (deductions)
Interest expense, net	(461)	105	(c)	(356)	(332)	—		(332)
Other, net	(65)	86	(c)	21	21	—		21

Total other income and (deductions)	(526)	191		(335)	(311)	—		(311)

Income before income taxes	679	186		865	706	9		715
Income taxes	301	40	(b),(c)	341	280	3	(b)	283

Net income	$378	$146		$524	$426	$6		$432

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities, and upfront credit facilities fees, partially offset in 2016 at ComEd by the anticipated recovery of previously incurred PHI acquisition costs.
(c)	Adjustment to exclude the recognition of a penalty and associated interest expense in the third quarter of 2016, as a result of a tax court decision on Exelon’s like-kind exchange tax position.

EXELON CORPORATION

Reconciliation of GAAP Consolidated Statements of Operations

to Adjusted (non-GAAP) Operating Earnings

(unaudited)

(in millions)

	PECO
	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$701	$—		$701	$645	$—		$645
Operating expenses
Purchased power and fuel	238	—		238	236	—		236
Operating and maintenance	206	(3)	(b),(c)	203	184	—		184
Depreciation and amortization	69	—		69	62	—		62
Taxes other than income	38	—		38	36	—		36

Total operating expenses	551	(3)		548	518	—		518
Gain on sales of assets	—	—		—	1	—		1

Operating income	150	3		153	128	—		128

Other income and (deductions)
Interest expense, net	(31)	—		(31)	(30)	—		(30)
Other, net	2	—		2	2	—		2

Total other income and (deductions)	(29)	—		(29)	(28)	—		(28)

Income before income taxes	121	3		124	100	—		100
Income taxes	29	1	(b),(c)	30	21	—		21

Net income attributable to common shareholder	$92	$2		$94	$79	$—		$79

	Twelve Months Ended December 31, 2016				Twelve Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$2,994	$—		$2,994	$3,032	$—		$3,032
Operating expenses
Purchased power and fuel	1,047	—		1,047	1,190	—		1,190
Operating and maintenance	811	(10)	(b),(c)	801	794	(4)	(b)	790
Depreciation and amortization	270	—		270	260	—		260
Taxes other than income	164	—		164	160	—		160

Total operating expenses	2,292	(10)		2,282	2,404	(4)		2,400
Gain on sales of assets	—	—		—	2	—		2

Operating income	702	10		712	630	4		634

Other income and (deductions)
Interest expense, net	(123)	—		(123)	(114)	—		(114)
Other, net	8	—		8	5	—		5

Total other income and (deductions)	(115)	—		(115)	(109)	—		(109)

Income before income taxes	587	10		597	521	4		525
Income taxes	149	4	(b),(c)	153	143	2	(b)	145

Net income attributable to common shareholder	$438	$6		$444	$378	$2		$380

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities, and upfront credit facilities fees.
(c)	Adjustment to exclude the 2016 severance expense and reorganization costs related to a cost management program.

EXELON CORPORATION

Reconciliation of GAAP Consolidated Statements of Operations

to Adjusted (non-GAAP) Operating Earnings

(unaudited)

(in millions)

	BGE
	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$812	$—		$812	$746	$—		$746
Operating expenses
Purchased power and fuel	300	—		300	268	—		268
Operating and maintenance	149	(3)	(b),(c)	146	185	—		185
Depreciation and amortization	115	—		115	94	—		94
Taxes other than income	58	—		58	55	—		55

Total operating expenses	622	(3)		619	602	—		602

Operating income	190	3		193	144	—		144

Other income and (deductions)
Interest expense, net	(27)	—		(27)	(24)	—		(24)
Other, net	5	—		5	5	—		5

Total other income and (deductions)	(22)	—		(22)	(19)	—		(19)

Income before income taxes	168	3		171	125	—		125
Income taxes	65	1	(b),(c)	66	48	—		48

Net income	103	2		105	77	—		77
Preference stock dividends	—	—		—	3	—		3

Net income attributable to common shareholders	$103	$2		$105	$74	$—		$74

	Twelve Months Ended December 31, 2016				Twelve Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$3,233	$—		$3,233	$3,135	$—		$3,135
Operating expenses
Purchased power and fuel	1,294	—		1,294	1,305	—		1,305
Operating and maintenance	737	(5)	(b),(c)	732	683	(5)	(b)	678
Depreciation and amortization	423	—		423	366	—		366
Taxes other than income	229	—		229	224	—		224

Total operating expenses	2,683	(5)		2,678	2,578	(5)		2,573
Gain on sale of assets	—	—		—	1	—		1

Operating income	550	5		555	558	5		563

Other income and (deductions)
Interest expense, net	(103)	—		(103)	(99)	—		(99)
Other, net	21	—		21	18	—		18

Total other income and (deductions)	(82)	—		(82)	(81)	—		(81)

Income before income taxes	468	5		473	477	5		482
Income taxes	174	2	(b),(c)	176	189	3	(b)	192

Net income	294	3		297	288	2		290
Preference stock dividends	8	—		8	13	—		13

Net income attributable to common shareholders	$286	$3		$289	$275	$2		$277

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities, and upfront credit facilities fees, partially offset in 2016 at BGE by the recovery of previously incurred PHI acquisition costs.
(c)	Adjustment to exclude the 2016 severance expense and reorganization costs related to a cost management program.

EXELON CORPORATION

Reconciliation of GAAP Consolidated Statements of Operations

to Adjusted (non-GAAP) Operating Earnings

(unaudited)

(in millions)

	PHI
	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments	Adjusted Non-GAAP
Operating revenues	$1,078	$—		$1,078	$—	$—	$—
Operating expenses
Purchased power and fuel	410	—		410	—	—	—
Operating and maintenance	310	(17)	(b),(c)	293	—	—	—
Depreciation and amortization	160	—		160	—	—	—
Taxes other than income	107	—		107	—	—	—

Total operating expenses	987	(17)		970	—	—	—
Loss on sales of assets	(1)	—		(1)	—	—	—

Operating income	90	17		107	—	—	—

Other income and (deductions)
Interest expense, net	(61)	—		(61)	—	—	—
Other, net	13	—		13	—	—	—

Total other income and (deductions)	(48)	—		(48)	—	—	—

Income before income taxes	42	17		59	—	—	—
Income taxes	12	5	(b),(c)	17	—	—	—

Net income	$30	$12		$42	$—	$—	$—

	Twelve Months Ended December 31, 2016				Twelve Months Ended December 31, 2015
	GAAP (a)	Adjustments		Adjusted Non-GAAP	GAAP (a)	Adjustments	Adjusted Non-GAAP
Operating revenues	$3,643	$—		$3,643	$—	$—	$—
Operating expenses
Purchased power and fuel	1,447	—		1,447	—	—	—
Operating and maintenance	1,233	(392)	(b),(c)	841	—	—	—
Depreciation and amortization	515	—		515	—	—	—
Taxes other than income	354	—		354	—	—	—

Total operating expenses	3,549	(392)		3,157	—	—	—
Loss on sales of assets	(1)	—		(1)	—	—	—

Operating income	93	392		485	—	—	—

Other income and (deductions)
Interest expense, net	(195)	—		(195)	—	—	—
Other, net	44	—		44	—	—	—

Total other income and (deductions)	(151)	—		(151)	—	—	—

(Loss) income before income taxes	(58)	392		334	—	—	—
Income taxes	3	103	(b),(c)	106	—	—	—

Net (loss) income	$(61)	$289		$228	$—	$—	$—

As a result of the PHI acquisition completion on March 23, 2016, the table includes financial results for PHI beginning on March 24, 2016 to December 31, 2016 for the twelve months ended and quarterly results for the December 31, 2016 three months ended period. Therefore, the results of operations from 2016 and 2015 are not comparable for PHI and Exelon. The explanations below identify any other significant or unusual items affecting the results of operations. PHI consolidated results includes Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company.

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities, and upfront credit facilities fees, partially offset in 2016 at PHI by the anticipated recovery of previously incurred PHI acquisition costs.
(c)	Adjustment to exclude costs incurred as part of the settlement orders approving the PHI acquisition.

EXELON CORPORATION

Reconciliation of GAAP Consolidated Statements of Operations

to Adjusted (non-GAAP) Operating Earnings

(unaudited)

(in millions)

	Other (a)
	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	GAAP (b)	Adjustments		Adjusted Non-GAAP	GAAP (b)	Adjustments		Adjusted Non-GAAP
Operating revenues	$(327)	$—		$(327)	$(179)	$—		$(179)
Operating expenses
Purchased power and fuel	(308)	—		(308)	(177)	—		(177)
Operating and maintenance	(19)	8	(c),(d)	(11)	(14)	(10)	(c)	(24)
Depreciation and amortization	20	—		20	18	—		18
Taxes other than income	8	—		8	8	—		8

Total operating expenses	(299)	8		(291)	(165)	(10)		(175)
Gain on sales of assets	1	—		1	2	—		2

Operating loss	(27)	(8)		(35)	(12)	10		(2)

Other income and (deductions)
Interest expense, net	(58)	—		(58)	(45)	—		(45)
Other, net	(1)	—		(1)	(15)	22	(i)	7

Total other income and (deductions)	(59)	—		(59)	(60)	22		(38)

Loss before income taxes	(86)	(8)		(94)	(72)	32		(40)
Income taxes	(25)	6	(c),(d),(g), (h)	(19)	14	(18)	(c),(h),(i)	(4)
Equity in earnings of unconsolidated affiliates	1	—		1	1	—		1

Net loss attributable to common shareholders	$(60)	$(14)		$(74)	$(85)	$50		$(35)

	Twelve Months Ended December 31, 2016				Twelve Months Ended December 31, 2015
	GAAP (b)	Adjustments		Adjusted Non-GAAP	GAAP (b)	Adjustments		Adjusted Non-GAAP
Operating revenues	$(1,515)	$—		$(1,515)	$(760)	$—		$(760)
Operating expenses
Purchased power and fuel	(1,436)	—		(1,436)	(751)	—		(751)
Operating and maintenance	96	(226)	(c),(d)	(130)	(30)	(49)	(c),(g)	(79)
Depreciation and amortization	74	—		74	63	—		63
Taxes other than income	30	—		30	31	—		31

Total operating expenses	(1,236)	(226)		(1,462)	(687)	(49)		(736)
Gain on sale of assets	5	—		5	2	—		2

Operating loss	(274)	226		(48)	(71)	49		(22)

Other income and (deductions)
Interest expense, net	(290)	48	(j)	(242)	(123)	(15)	(c),(f)	(138)
Other, net	4	20	(j)	24	(30)	22	(i)	(8)

Total other income and (deductions)	(286)	68		(218)	(153)	7		(146)

Loss before income taxes	(560)	294		(266)	(224)	56		(168)
Income taxes	(156)	69	(c),(d),(h), (j)	(87)	(41)	(11)	(c),(e),(f), (g),(h),(i)	(52)
Equity in earnings of unconsolidated affiliates	1	—		1	1	—		1

Net loss attributable to common shareholders	$(403)	$225		$(178)	$(182)	$67		$(115)

(a)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.
(b)	Results reported in accordance with GAAP.
(c)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses, integration activities, and upfront credit facilities fees.
(d)	Adjustment to exclude costs incurred as part of the settlement orders approving the PHI acquisition.
(e)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities, net of intercompany eliminations.
(f)	Adjustment to exclude the mark-to-market impact of Exelon’s Corporate’s forward-starting interest rate swaps related to financing for the PHI acquisition, which were terminated on June 8, 2015.
(g)	Adjustment to exclude a 2015 charge to earnings primarily related to the impairment of investment in long-term leases.

(h)	Adjustment to exclude the non-cash impact of the remeasurement of state deferred income taxes, primarily as a result of changes in forecasted apportionment.
(i)	Adjustment to exclude costs associated with the exchange and redemption in December 2015 of certain mandatorily redeemable debt issued to finance the PHI merger.
(j)	Adjustment to exclude the recognition of a penalty and associated interest expense in the third quarter of 2016, as a result of a tax court decision on Exelon’s like-kind exchange tax position.

EXELON CORPORATION

Exelon Generation Statistics

	Three Months Ended,
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Supply (in GWhs)
Nuclear Generation
Mid-Atlantic (a)	16,410	15,604	15,224	16,208	15,500
Midwest	23,743	24,262	23,001	23,662	23,620
New York (a)	4,681	4,843	4,228	4,932	4,712

Total Nuclear Generation	44,834	44,709	42,453	44,802	43,832
Fossil and Renewables (a)
Mid-Atlantic	442	706	685	898	746
Midwest	442	273	324	449	490
New England	1,142	1,886	2,016	1,924	408
New York	1	1	1	1	—
ERCOT	1,056	2,472	1,879	1,376	1,163
Other Power Regions (b)	1,935	2,103	1,995	2,147	1,834

Total Fossil and Renewables	5,018	7,441	6,900	6,795	4,641
Purchased Power
Mid-Atlantic	2,849	7,139	3,131	3,755	1,441
Midwest	400	461	688	706	814
New England	4,768	3,927	3,782	4,155	6,372
ERCOT	3,189	2,895	2,259	2,294	2,501
Other Power Regions (b)	3,308	3,803	3,879	2,600	4,636

Total Purchased Power	14,514	18,225	13,739	13,510	15,764
Total Supply/Sales by Region (d)
Mid-Atlantic (c)	19,701	23,449	19,040	20,861	17,687
Midwest (c)	24,585	24,996	24,013	24,817	24,924
New England	5,910	5,813	5,798	6,079	6,780
New York	4,682	4,844	4,229	4,933	4,712
ERCOT	4,245	5,367	4,138	3,670	3,664
Other Power Regions (b)	5,243	5,906	5,874	4,747	6,470

Total Supply/Sales by Region	64,366	70,375	63,092	65,107	64,237

	Three Months Ended,
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Outage Days (e)
Refueling	71	17	87	70	103
Non-refueling	32	—	21	10	21

Total Outage Days	103	17	108	80	124

(a)	Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and includes the total output of plants that are fully consolidated (e.g. CENG).
(b)	Other Power Regions includes South, West and Canada.
(c)	Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region. As a result of the PHI merger, includes affiliate sales to Pepco, DPL, and ACE in the Mid-Atlantic region for the successor period of March 24, 2016 to March 31, 2016, April 1, 2016 to June 30, 2016, July 1, 2016 to September 30, 2016, and October 1, 2016 to December 31, 2016.
(d)	Excludes physical proprietary trading volumes of 2,164 GWh, 1,506 GWh, 1,289 GWh, 1,220 GWh, and 1,932 GWh, for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively.
(e)	Outage days exclude Salem.

EXELON CORPORATION

Exelon Generation Statistics

Twelve Months Ended December 31, 2016

	December 31, 2016	December 31, 2015
Supply (in GWhs)
Nuclear Generation
Mid-Atlantic (a)	63,447	63,283
Midwest	94,668	93,422
New York (a)	18,684	18,769

Total Nuclear Generation	176,799	175,474
Fossil and Renewables
Mid-Atlantic	2,731	2,774
Midwest	1,488	1,547
New England	6,968	2,983
New York	3	3
ERCOT	6,785	5,763
Other Power Regions (b)	8,179	7,848

Total Fossil and Renewables	26,154	20,918
Purchased Power
Mid-Atlantic	16,874	8,160
Midwest	2,255	2,325
New England	16,632	24,309
New York	—	—
ERCOT	10,637	10,070
Other Power Regions (b)	13,589	18,773

Total Purchased Power	59,987	63,637
Total Supply/Sales by Region (d)
Mid-Atlantic (c)	83,052	74,217
Midwest (c)	98,411	97,294
New England	23,600	27,292
New York	18,687	18,772
ERCOT	17,422	15,833
Other Power Regions (b)	21,768	26,621

Total Supply/Sales by Region	262,940	260,029

(a)	Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and includes the total output of plants that are fully consolidated (e.g. CENG).
(b)	Other Power Regions includes South, West and Canada.
(c)	Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region. As a result of the PHI merger, includes affiliate sales to Pepco, DPL, and ACE in the Mid-Atlantic region for the successor period of March 24, 2016 to December 31, 2016.
(d)	Excludes physical proprietary trading volumes of 6,179 GWh and 7,310 GWh for the twelve months ended December 31, 2016 and 2015, respectively.

EXELON CORPORATION

ComEd Statistics

Three Months Ended December 31, 2016 and 2015

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2016	2015	% Change	Weather- Normal % Change	2016	2015	% Change
Retail Deliveries and Sales (a)
Residential	6,052	5,895	2.7%	(2.1)%	$578	$574	0.7%
Small Commercial & Industrial	7,527	7,412	1.6%	(1.2)%	310	308	0.6%
Large Commercial & Industrial	6,784	6,402	6.0%	3.2%	112	104	7.7%
Public Authorities & Electric Railroads	351	344	2.0%	(2.0)%	12	11	9.1%

Total Retail	20,714	20,053	3.3%	(0.1)%	1,012	997	1.5%

Other Revenue (b)					211	199	6.0%

Total Electric Revenue (c)					$1,223	$1,196	2.3%

Purchased Power					$317	$327	(3.1)%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	2,037	1,718	2,293	18.6%	(11.2)%
Cooling Degree-Days	27	1	11	2,600.0%	145.5%

Twelve Months Ended December 31, 2016 and 2015

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2016	2015	% Change	Weather- Normal % Change	2016	2015	% Change
Retail Deliveries and Sales (a)
Residential	27,790	26,496	4.9%	(0.6)%	$2,597	$2,360	10.0%
Small Commercial & Industrial	31,975	31,717	0.8%	(0.3)%	1,316	1,337	(1.6)%
Large Commercial & Industrial	27,842	27,210	2.3%	1.5%	462	443	4.3%
Public Authorities & Electric Railroads	1,298	1,309	(0.8)%	(0.8)%	45	42	7.1%

Total Retail	88,905	86,732	2.5%	0.2%	4,420	4,182	5.7%

Other Revenue (b)					834	723	15.4%

Total Electric Revenue (c)					$5,254	$4,905	7.1%

Purchased Power					$1,458	$1,319	10.5%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	5,715	6,091	6,341	(6.2)%	(9.9)%
Cooling Degree-Days	1,157	806	842	43.5%	37.4%

Number of Electric Customers	2016	2015
Residential	3,595,376	3,550,239
Small Commercial & Industrial	374,644	370,932
Large Commercial & Industrial	2,007	1,976
Public Authorities & Electric Railroads	4,750	4,820

Total	3,976,777	3,927,967

(a)	Reflects delivery volume and revenue from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenue also reflects the cost of energy and transmission.
(b)	Other revenue primarily includes transmission revenue from PJM. Other items include rental revenue, revenue related to late payment charges, revenue from other utilities for mutual assistance programs and recoveries of environmental costs associated with MGP sites.
(c)	Includes operating revenues from affiliates totaling $3 million and $1 million for the three months ended December 31, 2016 and 2015, and $15 million and $4 million for the twelve months ended December 31, 2016 and 2015, respectively.

EXELON CORPORATION

PECO Statistics

Three Months Ended December 31, 2016 and 2015

	Electric and Gas Deliveries				Revenue (in millions)
	2016	2015	% Change	Weather- Normal % Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	2,982	2,701	10.4%	(2.4)%	$353	$323	9.3%
Small Commercial & Industrial	1,863	1,812	2.8%	(3.2)%	96	97	(1.0)%
Large Commercial & Industrial	3,665	3,621	1.2%	0.4%	52	55	(5.5)%
Public Authorities & Electric Railroads	218	214	1.9%	1.9%	7	8	(12.5)%

Total Retail	8,728	8,348	4.6%	(1.3)%	508	483	5.2%

Other Revenue (b)					52	52	—%

Total Electric Revenue					560	535	4.7%

Natural Gas (in mmcfs)
Retail Deliveries and Sales
Retail Sales (c)	17,959	13,269	35.3%	0.9%	132	101	30.7%
Transportation and Other	6,713	6,294	6.7%	(3.5)%	9	9	—%

Total Gas	24,672	19,563	26.1%	(0.2)%	141	110	28.2%

Total Electric and Gas Revenues					$701	$645	8.7%

Purchased Power and Fuel					$238	$236	0.8%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	1,425	981	1,632	45.3%	(12.7)%
Cooling Degree-Days	42	21	23	100.0%	82.6%

Twelve Months Ended December 31, 2016 and 2015

	Electric and Gas Deliveries				Revenue (in millions)
	2016	2015	% Change	Weather- Normal % Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	13,664	13,630	0.2%	0.4%	$1,631	$1,599	2.0%
Small Commercial & Industrial	8,099	8,118	(0.2)%	0.5%	430	428	0.5%
Large Commercial & Industrial	15,263	15,365	(0.7)%	(1.4)%	234	221	5.9%
Public Authorities & Electric Railroads	890	881	1.0%	1.0%	32	31	3.2%

Total Retail	37,916	37,994	(0.2)%	(0.3)%	2,327	2,279	2.1%

Other Revenue (b)					204	207	(1.4)%

Total Electric Revenue					2,531	2,486	1.8%

Natural Gas (in mmcfs)
Retail Deliveries and Sales
Retail Sales (c)	56,447	59,003	(4.3)%	1.5%	430	511	(15.9)%
Transportation and Other	27,630	27,879	(0.9)%	(0.1)%	33	35	(5.7)%

Total Gas	84,077	86,882	(3.2)%	1.0%	463	546	(15.2)%

Total Electric and Gas Revenues					$2,994	$3,032	(1.3)%

Purchased Power and Fuel					$1,047	$1,190	(12.0)%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	4,041	4,245	4,613	(4.8)%	(12.4)%
Cooling Degree-Days	1,726	1,720	1,301	0.3%	32.7%

Number of Electric Customers	2016	2015	Number of Gas Customers	2016	2015
Residential	1,456,585	1,444,338	Residential	472,606	467,263
Small Commercial & Industrial	150,142	149,200	Commercial & Industrial	43,668	43,160

Large Commercial & Industrial	3,096	3,091	Total Retail	516,274	510,423

Public Authorities & Electric Railroads	9,823	9,805	Transportation	790	827

Total	1,619,646	1,606,434	Total	517,064	511,250

(a)	Reflects delivery volume and revenue from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenue also reflects the cost of energy and transmission.

(b)	Other revenue includes transmission revenue from PJM and wholesale electric revenue.
(c)	Reflects delivery volume and revenue from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(d)	Total electric revenue includes operating revenues from affiliates totaling $2 million and less than $1 million for the three months ended December 31, 2016 and 2015, respectively, and $7 million and $1 million for the twelve months ended December 31, 2016 and 2015, respectively. Total natural gas revenues includes operating revenues from affiliates totaling less than $1 million for both three months ended December 31, 2016 and 2015, and $1 million for both twelve months ended December 31, 2016 and 2015.

EXELON CORPORATION

BGE Statistics

Three Months Ended December 31, 2016 and 2015

	Electric and Gas Deliveries			Revenue (in millions)
	2016	2015	% Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	2,744	2,333	17.6%	$350	$317	10.4%
Small Commercial & Industrial	697	706	(1.3)%	65	65	—%
Large Commercial & Industrial	3,330	3,558	(6.4)%	112	118	(5.1)%
Public Authorities & Electric Railroads	67	70	(4.3)%	9	8	12.5%

Total Retail	6,838	6,667	2.6%	536	508	5.5%

Other Revenue (b)				75	73	2.7%

Total Electric Revenue				611	581	5.2%

Natural Gas (in mmcfs)
Retail Deliveries and Sales (c)
Retail Sales	27,394	24,137	13.5%	190	157	21.0%
Transportation and Other (d)	1,898	1,716	10.6%	11	8	37.5%

Total Gas	29,292	25,853	13.3%	201	165	21.8%

Total Electric and Gas Revenues				$812	$746	8.8%

Purchased Power and Fuel				$300	$268	11.9%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	1,549	1,248	1,685	24.1%	(8.1)%
Cooling Degree-Days	32	15	25	113.3%	28.0%

Twelve Months Ended December 31, 2016 and 2015

	Electric and Gas Deliveries			Revenue (in millions)
	2016	2015	% Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	12,740	12,598	1.1%	$1,554	$1,449	7.2%
Small Commercial & Industrial	3,040	3,119	(2.5)%	277	273	1.5%
Large Commercial & Industrial	13,957	14,293	(2.4)%	449	469	(4.3)%
Public Authorities & Electric Railroads	283	294	(3.7)%	35	32	9.4%

Total Retail	30,020	30,304	(0.9)%	2,315	2,223	4.1%

Other Revenue (b)				294	267	10.1%

Total Electric Revenue				2,609	2,490	4.8%

Natural Gas (in mmcfs)
Retail Deliveries and Sales (c)
Retail Sales	96,808	96,618	0.2%	593	607	(2.3)%
Transportation and Other (d)	5,977	6,238	(4.2)%	31	38	(18.4)%

Total Natural Gas	102,785	102,856	(0.1)%	624	645	(3.3)%

Total Electric and Gas Revenues				$3,233	$3,135	3.1%

Purchased Power and Fuel				$1,294	$1,305	(0.8)%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	4,427	4,666	4,684	(5.1)%	(5.5)%
Cooling Degree-Days	998	924	876	8.0%	13.9%

Number of Electric Customers	2016	2015	Number of Gas Customers	2016	2015
Residential	1,150,096	1,137,934	Residential	623,647	616,994
Small Commercial & Industrial	113,230	113,138	Commercial & Industrial	44,255	44,119

Large Commercial & Industrial	12,053	11,906	Total Retail	667,902	661,113
Public Authorities & Electric Railroads	280	285	Transportation	—	—

Total	1,275,659	1,263,263	Total	667,902	661,113

(a)	Reflects delivery volume and revenue from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenue also reflects the cost of energy and transmission.
(b)	Other revenue includes wholesale transmission revenue and late payment charges.

(c)	Reflects delivery volume and revenue from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(d)	Transportation and other gas revenue includes off-system revenue of 1,898 mmcfs ($8 million) and 1,716 mmcfs ($7 million) for the three months ended December 31, 2016 and 2015, respectively, and 5,977 mmcfs ($23 million) and 6,238 mmcfs ($35 million) for the twelve months ended December 31, 2016 and 2015, respectively.

EXELON CORPORATION

Pepco Statistics

Three Months Ended December 31, 2016 and 2015

	Electric Deliveries			Revenue (in millions)
	2016	2015	% Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	1,720	1,608	7.0%	$209	$201	4.0%
Small Commercial & Industrial	335	321	4.4%	34	37	(8.1)%
Large Commercial & Industrial	3,669	3,592	2.1%	190	187	1.6%
Public Authorities & Electric Railroads	180	174	3.4%	9	7	28.6%

Total Retail	5,904	5,695	3.7%	442	432	2.3%

Other Revenue (b)				49	56	(12.5)%

Total Electric Revenue (c)				491	488	0.6%

Purchased Power				$143	$146	(2.1)%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	1,217	966	1,380	26.0%	(11.8)%
Cooling Degree-Days	64	22	39	190.9%	64.1%

Twelve Months Ended December 31, 2016 and 2015

	Electric Deliveries			Revenue (in millions)
	2016	2015	% Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	8,372	8,452	(0.9)%	$1,000	$970	3.1%
Small Commercial & Industrial	1,459	1,471	(0.8)%	150	153	(2.0)%
Large Commercial & Industrial	15,559	15,351	1.4%	803	777	3.3%
Public Authorities & Electric Railroads	724	714	1.4%	32	30	6.7%

Total Retail	26,114	25,988	0.5%	1,985	1,930	2.8%

Other Revenue (b)				201	199	1.0%

Total Electric Revenue (c)				2,186	2,129	2.7%

Purchased Power				$706	$719	(1.8)%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	3,624	3,657	3,887	(0.9)%	(6.8)%
Cooling Degree-Days	1,936	1,936	1,626	—%	19.1%

Number of Electric Customers	2016	2015
Residential	780,652	767,392
Small Commercial & Industrial	53,529	53,838
Large Commercial & Industrial	21,391	20,976
Public Authorities & Electric Railroads	130	129

Total	855,702	842,335

(a)	Reflects delivery volumes and revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenue also reflects the cost of energy and transmission.
(b)	Other revenue includes transmission revenue from PJM and wholesale electric revenues.
(c)	Includes operating revenues from affiliates totaling $1 million for the three months ended December 31, 2016 and 2015, and $5 million for the twelve months ended December 31, 2016 and 2015.

EXELON CORPORATION

DPL Statistics

Three Months Ended December 31, 2016 and 2015

	Electric and Natural Gas Deliveries			Revenue (in millions)
	2016	2015	% Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	1,115	1,041	7.1%	$147	$146	0.7%
Small Commercial & Industrial	544	506	7.5%	45	47	(4.3)%
Large Commercial & Industrial	1,131	1,233	(8.3)%	24	24	—%
Public Authorities & Electric Railroads	12	11	9.1%	3	3	—%

Total Retail	2,802	2,791	0.4%	219	220	(0.5)%

Other Revenue (b)				38	43	(11.6)%

Total Electric Revenue (c)				257	263	(2.3)%

Natural Gas (in mmcfs)
Retail Deliveries and Sales (d)
Retail Sales	4,834	3,096	56.1%	40	31	29.0%
Transportation and Other (e)	1,000	1,477	(32.3)%	6	4	50.0%

Total Natural Gas	5,834	4,573	27.6%	46	35	31.4%

Total Electric and Natural Gas Revenues				$303	$298	1.7%

Purchased Power and Fuel				$135	$135	—%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	1,507	1,146	1,598	31.5%	(5.7)%
Cooling Degree-Days	43	13	24	230.8%	79.2%

Twelve Months Ended December 31, 2016 and 2015

	Electric and Natural Gas Deliveries			Revenue (in millions)
	2016	2015	% Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	5,181	5,337	(2.9)%	$668	$681	(1.9)%
Small Commercial & Industrial	2,290	2,311	(0.9)%	187	192	(2.6)%
Large Commercial & Industrial	4,623	4,781	(3.3)%	98	101	(3.0)%
Public Authorities & Electric Railroads	46	45	2.2%	13	12	8.3%

Total Retail	12,140	12,474	(2.7)%	966	986	(2.0)%

Other Revenue (b)				163	152	7.2%

Total Electric Revenue (c)				1,129	1,138	(0.8)%

Natural Gas (in mmcfs)
Retail Deliveries and Sales (d)
Retail Sales	14,087	13,816	2.0%	127	143	(11.2)%
Transportation and Other (e)	5,455	6,193	(11.9)%	21	21	—%

Total Natural Gas	19,542	20,009	(2.3)%	148	164	(9.8)%

Total Electric and Natural Gas Revenues				$1,277	$1,302	(1.9)%

Purchased Power and Fuel				$583	$634	(8.0)%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	4,319	4,421	4,572	(2.3)%	(5.5)%
Cooling Degree-Days	1,453	1,328	1,188	9.4%	22.3%

Number of Electric Customers	2016	2015	Number of Natural Gas Customers	2016	2015
Residential	456,181	453,145	Residential	120,951	119,771
Small Commercial & Industrial	60,173	59,714	Commercial & Industrial	9,801	9,712

Large Commercial & Industrial	1,411	1,410	Total Retail	130,752	129,483
Public Authorities & Electric Railroads	643	643	Transportation	156	159

Total	518,408	514,912	Total	130,908	129,642

(a)	Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenue also reflects the cost of energy and transmission.
(b)	Other revenue includes transmission revenue from PJM and wholesale electric revenues.

(c)	Includes operating revenues from affiliates totaling $1 million and $2 million for the three months ended December 31, 2016 and 2015, respectively, and $7 million and $6 million for the twelve months ended December 31, 2016 and 2015, respectively.
(d)	Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(e)	Transportation and other revenue includes off-system natural gas sales and the short-term release of interstate pipeline transportation and storage capacity not needed to serve customers.

EXELON CORPORATION

ACE Statistics

Three Months Ended December 31, 2016 and 2015

	Electric Deliveries			Revenue (in millions)
	2016	2015	% Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	826	870	(5.1)%	$134	$141	(5.0)%
Small Commercial & Industrial	457	292	56.5%	50	40	25.0%
Large Commercial & Industrial	697	925	(24.6)%	43	58	(25.9)%
Public Authorities & Electric Railroads	14	13	7.7%	3	3	—%

Total Retail	1,994	2,100	(5.0)%	230	242	(5.0)%

Other Revenue (b)				45	50	(10.0)%

Total Electric Revenue (c)				275	292	(5.8)%

Purchased Power and Fuel				$133	$155	(14.2)%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	1,549	1,147	1,625	35.0%	(4.7)%
Cooling Degree-Days	36	11	21	227.3%	71.4%

Twelve Months Ended December 31, 2016 and 2015

	Electric Deliveries			Revenue (in millions)
	2016	2015	% Change	2016	2015	% Change
Electric (in GWhs)
Retail Deliveries and Sales (a)
Residential	4,153	4,322	(3.9)%	$664	$690	(3.8)%
Small Commercial & Industrial	1,455	1,288	13.0%	183	175	4.6%
Large Commercial & Industrial	3,402	3,594	(5.3)%	201	213	(5.6)%
Public Authorities & Electric Railroads	49	45	8.9%	13	12	8.3%

Total Retail	9,059	9,249	(2.1)%	1,061	1,090	(2.7)%

Other Revenue (b)				196	205	(4.4)%

Total Electric Revenue (c)				1,257	1,295	(2.9)%

Purchased Power				$651	$708	(8.1)%

				% Change
Heating and Cooling Degree-Days	2016	2015	Normal	From 2015	From Normal
Heating Degree-Days	4,487	4,671	4,768	(3.9)%	(5.9)%
Cooling Degree-Days	1,303	1,259	1,093	3.5%	19.2%

Number of Electric Customers	2016	2015
Residential	484,240	482,000
Small Commercial & Industrial	61,008	60,745
Large Commercial & Industrial	3,763	3,871
Public Authorities & Electric Railroads	610	529

Total	549,621	547,145

(a)	Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenue also reflects the cost of energy and transmission.
(b)	Other revenue includes transmission revenue from PJM and wholesale electric revenues.
(c)	Includes operating revenues from affiliates totaling $1 million for the three months ended December 31, 2016 and 2015, and $3 million and $4 million for the twelve months ended December 31, 2016 and 2015, respectively.